ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2012

Our Vision: We Power Life

Our Mission: Create Sustainable Value for Stakeholders

We exist to operate a world-class energy business that creates sustainable value for our stakeholders

● For our owners, we create value by aspiring to provide top-quartile returns through the relentless pursuit of opportunities to optimize our business
● For our customers, we create value by constantly striving for reasonable costs and providing safe, reliable products and services
● For our employees, we provide a safe, rewarding, engaging, diverse and inclusive work environment, fair compensation and benefits and opportunities to advance their careers
● For our communities, we create value through economic development, philanthropy, volunteerism and advocacy and by operating our business safely and in a socially and environmentally responsible way

   Entergy Corporation, which celebrates its 100th birthday in 2013, is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, including more than 10,000 megawatts of nuclear power, making it one of the nation’s leading nuclear generators. Entergy delivers electricity to 2.8 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has
annual revenues of more than $10 billion and approximately 15,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2012 Statistical Report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	UTILITY SECURITIES DETAIL	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Gulf States Louisiana, L.L.C.	Page 32
		Entergy Louisiana, LLC	Page 33
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, Inc.	Page 34
Selected Financial and Operating Data	Page 5	Entergy New Orleans, Inc.	Page 34
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 35
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 35
Entergy Wholesale Commodities Operating Data	Page 5	UTILITY STATISTICAL INFORMATION	Page 36
Employees	Page 5	Utility Total Capability	Page 36
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 36
Consolidated Quarterly Financial Metrics	Page 6	Utility Consolidating Information	Page 37
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, Inc.	Pages 38 – 39
Consolidated Financial Results	Page 7	Entergy Gulf States Louisiana, L.L.C.	Pages 40 – 41
Consolidated Quarterly Results	Page 7	Entergy Louisiana, LLC	Pages 42 – 43
Consolidated Quarterly Special Items	Page 8	Entergy Mississippi, Inc.	Pages 44 – 45
Consolidated Annual Results	Page 9	Entergy New Orleans, Inc.	Pages 46 – 47
Consolidated Annual Special Items	Page 10	System Energy Resources, Inc.	Page 47
Description of Consolidated Special Items	Page 11	Entergy Texas, Inc.	Pages 48 – 49
Consolidated Statements of Income	Page 12	Utility Nuclear Plant Statistics	Page 50
Consolidating Income Statement	Page 13	UTILITY REGULATORY INFORMATION	Page 51
Consolidated Balance Sheets	Pages 14 – 15	Regulatory Commissions	Page 51
Consolidating Balance Sheet	Pages 16 – 17	Commission/Council Members	Page 51
Consolidated Statements of Cash Flow	Pages 18 – 19	Utility Electric and Gas Fuel Recovery Mechanisms	Page 52
Cash Flow Information by Business	Page 19
Consolidated Statements of Changes in Equity	Page 20	ENTERGY WHOLESALE COMMODITIES
and Comprehensive Income		EWC Quarterly Financial Metrics	Page 53
Consolidated Statements of Comprehensive	Page 21	EWC Annual Financial Metrics	Page 53
Income		EWC Quarterly Operational Metrics	Page 53
Consolidated Capital Expenditures	Page 22	EWC Annual Operational Metrics	Page 53
Entergy Corporation Securities Detail	Page 22	EWC Total Capacity	Page 53
Entergy Corporation Long-Term Debt	Page 22	EWC Nuclear Plant Statistics	Page 54
Securities Ratings (Outlook)	Page 22	EWC Non-Nuclear Wholesale Assets	Page 54
Plant Statistics
UTILITY		EWC Non-Nuclear Wholesale Assets	Page 54
Utility Quarterly Financial Metrics	Page 23	Plant Emissions
Utility Annual Financial Metrics	Page 23	EWC Nuclear Securities Detail	Page 55
Utility Securities Ratings (Outlook)	Page 23	EWC Non-Nuclear Wholesale Assets	Page 55
Utility Historical Capital Expenditures	Page 23	Securities Detail
Utility Planned Capital Expenditures	Page 24
Utility Financial Results	Page 25	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 56
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 57 – 67

		INVESTOR INFORMATION	Page 68

ABOUT THIS PUBLICATION
This publication is unaudited and should be used in conjunction with Entergy’s	● uncertainty regarding the establishment of interim or permanent
2012 Annual Report to Shareholders and Form 10-K filed with the Securities	sites for spent nuclear fuel and nuclear waste storage and disposal
and Exchange Commission. It has been prepared for information purposes and	● risks associated with the proposed spin-off and subsequent merger of
is not intended for use in connection with any sale or purchase of, or any offer	Entergy’s electric transmission business into a subsidiary of
to buy, any securities of Entergy Corporation or its subsidiaries.	ITC Holdings Corp., including the risk that Entergy and the Utility operating companies may not be able to timely satisfy the conditions or obtain the
FORWARD-LOOKING INFORMATION	approvals required to complete such transaction or such approvals may
In this report and from time to time, Entergy Corporation makes statements	contain material restrictions or conditions, and the risk that if completed, the
concerning its expectations, beliefs, plans, objectives, goals, strategies, and	transaction may not achieve its anticipated results
future events or performance. Such statements are “forward-looking statements”	● variations in weather and the occurrence of hurricanes and other storms
within the meaning of the Private Securities Litigation Reform Act of 1995.	and disasters, including uncertainties associated with efforts to remediate
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	the effects of hurricanes, ice storms, or other weather events and the recovery
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,” and other	of costs associated with restoration, including accessing funded storm reserves,
similar words or expressions are intended to identify forward-looking statements	federal and local cost recovery mechanisms, securitization, and insurance
but are not the only means to identify these statements. Although Entergy believes	● effects of climate change
that these forward-looking statements and the underlying assumptions are	● changes in the quality and availability of water supplies and the related
reasonable, it cannot provide assurance that they will prove correct. Any	regulation of water use and diversion
forward-looking statement is based on information current as of the date of this	● Entergy’s ability to manage its capital projects and operation
report and speaks only as of the date on which such statement is made.	and maintenance costs
Except to the extent required by the federal securities laws, Entergy undertakes	● Entergy’s ability to purchase and sell assets at attractive prices
no obligation to publicly update or revise any forward-looking statements,	and on other attractive terms
whether as a result of new information, future events, or otherwise.	● the economic climate, and particularly economic conditions in Entergy’s
Forward-looking statements involve a number of risks and uncertainties.	Utility service territory and the Northeast United States and events
There are factors that could cause actual results to differ materially from those	that could influence economic conditions in those areas
expressed or implied in the forward-looking statements, including those	● the effects of Entergy’s strategies to reduce tax payments
factors discussed or incorporated by reference in (a) Item 1A. Risk Factors	● changes in the financial markets, particularly those affecting
in the 2012 Form 10-K, (b) Management’s Financial Discussion and Analysis	the availability of capital and Entergy’s ability to refinance existing debt, execute
in the 2012 Form 10-K, and (c) the following factors (in addition to others	share repurchase programs, and fund investments and acquisitions
described elsewhere in this report and in subsequent securities filings):	● actions of rating agencies, including changes in the ratings of
● resolution of pending and future rate cases and negotiations,	debt and preferred stock, changes in general corporate ratings,
including various performance-based rate discussions,	and changes in the rating agencies’ ratings criteria
Entergy’s utility supply plan, and recovery of fuel and purchased power costs	● changes in inflation and interest rates
● the termination of Entergy Arkansas’s and Entergy Mississippi’s participation in	● the effect of litigation and government investigations or proceedings
the System Agreement in December 2013 and November 2015, respectively, and the	● advances in technology
potential for other Entergy operating companies to terminate participation in the System	● the potential effects of threatened or actual terrorism, cyber attacks or data
Agreement by providing notice pursuant to the current 96-month notice period and/or	security breaches, including increased security costs, and war or a
by seeking an amendment to the System Agreement that would allow for an Entergy	catastrophic event such as a nuclear accident or a natural gas pipeline explosion
operating company to terminate its participation in less than 96 months	● Entergy’s ability to attract and retain talented management and directors
● regulatory and operating challenges and uncertainties associated with the Utility	● changes in accounting standards and corporate governance
operating companies’ proposal to move to the Midcontinent Independent	● declines in the market prices of marketable securities and
System Operator, Inc. regional transmission organization	resulting funding requirements for Entergy’s defined benefit
● changes in utility regulation, including the beginning or end of retail and wholesale	pension and other postretirement benefit plans
competition, the ability to recover net utility assets and other potential stranded	● future wage and employee benefit costs, including changes
costs, and the application of more stringent transmission reliability requirements	in discount rates and returns on benefit plan assets
or market power criteria by the Federal Energy Regulatory Commission	● changes in decommissioning trust fund values or earnings
● changes in regulation of nuclear generating facilities and nuclear materials and fuel,	or in the timing of or cost to decommission nuclear plant sites
including possible shutdown of nuclear generating facilities, particularly those owned or	● the effectiveness of Entergy’s risk management policies and
operated by the Entergy Wholesale Commodities business, and the effects of new or	procedures and the ability and willingness of its counterparties
existing safety or environmental concerns regarding nuclear power plants and nuclear fuel	to satisfy their financial and performance commitments
● resolution of pending or future applications, and related regulatory proceedings	● factors that could lead to impairment of long-lived assets
and litigation, for license renewals or modifications of nuclear generating facilities	● the ability to successfully complete merger, acquisition, or
● the performance of and deliverability of power from Entergy’s generation	divestiture plans, regulatory or other limitations imposed as a
resources, including the capacity factors at its nuclear generating facilities	result of merger, acquisition, or divestiture, and the success of
● Entergy’s ability to develop and execute on a point of view regarding future	the business following a merger, acquisition, or divestiture prices of electricity, natural gas, and other energy-related commodities
● prices for power generated by Entergy’s merchant generating	REGULATION G COMPLIANCE
facilities and the ability to hedge, meet credit support requirements for hedges,	Financial performance measures shown in this report include those
sell power forward or otherwise reduce the market price risk associated	calculated and presented in accordance with generally accepted
with those facilities, including the Entergy Wholesale Commodities nuclear plants	accounting principles (GAAP), as well as those that are considered
● the prices and availability of fuel and power Entergy must purchase	non-GAAP measures. This report includes non-GAAP measures
for its Utility customers, and Entergy’s ability to meet credit support	of operational earnings; operational adjusted EBITDA; operational return
requirements for fuel and power supply contracts	on average invested capital; operational return on average common or
● volatility and changes in markets for electricity, natural gas,	members’ equity; operational price to earnings ratio; operational common
uranium, and other energy-related commodities	dividend payout ratio; gross liquidity, debt to capital ratio, excluding securitization
● changes in law resulting from federal or state energy legislation or	debt; net debt to net capital ratio, excluding securitization debt; net debt to
legislation subjecting energy derivatives used in hedging and risk	net capital ratio including off-balance sheet liabilities, excluding securitization
management transactions to governmental regulation	debt; total debt, excluding assumption debt; debt to capital ratio, excluding
● changes in environmental, tax, and other laws, including requirements for reduced	assumption debt; and net debt to net capital ratio, excluding assumption debt
emissions of sulfur, nitrogen, carbon, greenhouse gases, mercury, and other regulated	when describing Entergy’s results of operations and financial performance.
air emissions, and changes in costs of compliance with environmental and other laws	We have prepared reconciliations of these measures to the most directly
and regulations	comparable GAAP measures. Reconciliations can be found on pages 7, 9, and 57 – 67.

ENTERGY AT A GLANCE

BUSINESS SEGMENT STRUCTURE

Entergy
Utility
Entergy Wholesale Commodities
Entergy Arkansas, Inc.
Entergy Louisiana Holdings, Inc.
Entergy Louisiana, LLC
Entergy New Orleans, Inc.
System Energy Resources, Inc.
EGS Holdings, Inc.
Entergy Gulf States Louisiana, L.L.C.
Entergy Mississippi, Inc.
Entergy Texas, Inc.

Above diagram represents business segment structure and does not necessarily represent legal entity organization structure.

CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company	Entergy’s five year results in this report are presented in
engaged primarily in electric power production and retail	three business segments:
distribution operations.
● Approximately 30,000 MW electric generating capacity	● Utility
● More than 10,000 MW nuclear power	● Entergy Wholesale Commodities
● 2.8 million utility customers	● Parent and Other
● More than $10 billion annual revenues
● Approximately 15,000 employees
In fourth quarter 2012, Entergy included subsidiaries previously included and reported in the Parent & Other segment in the Entergy Wholesale Commodities segment to improve the alignment of certain intercompany items. The prior period financial information in this report has been restated to reflect this change.

● 98 electric generating units operated

In December 2011, the Entergy and ITC boards of directors approved a definitive agreement under which Entergy will spin off and then merge its electric transmission business with a subsidiary of ITC. The transaction is targeted to close in 2013 and is subject to the satisfaction of certain closing conditions. Regulatory filings include the Entergy Utility operating companies’ retail regulators and the Missouri Public Service Commission, as well as several federal agencies. In Deccember 2012, Entergy and ITC each filed a premerger notification under the Hart-Scott-Rodino Act and the 30-day waiting period required under the HSR Act expired in January 2013. In early May 2013, the Nuclear Regulatory Commission approved the license transfer requests for the utility nuclear plants and in mid-April 2013, the ITC shareholders approved the transaction.

ENTERGY CORPORATION AND SUBSIDIARIES
BUSINESS SEGMENTS (CONTINUED)

UTILITY	ENTERGY WHOLESALE COMMODITIES
Entergy’s utility companies generate, transmit, distribute, and sell	Entergy’s Wholesale Commodities business owns and operates six nuclear
electric power, and operate a small natural gas distribution business.	units in the northern United States. This business is focused on selling power
● Six electric utilities with 2.8 million customers	produced by those plants to wholesale customers. Entergy’s Wholesale
● Four states – Arkansas, Louisiana, Mississippi, Texas	Commodities business also owns interests in non-nuclear power plants that
● 22,000 MW generating capacity	sell the electric power produced by those plants to wholesale customers.
● Two gas utilities with 194,000 customers	This business also provides services to other nuclear power plant owners.
● 5,011 MW nuclear-owned generating capacity in six units in northern U.S.
ENTERGY ARKANSAS, INC. (EAI)	● Pilgrim Nuclear Station in Plymouth, Massachusetts
Entergy Arkansas generates, transmits, distributes, and sells electric	● James A. FitzPatrick in Oswego, New York
power to 696,000 retail customers in portions of Arkansas.	● Indian Point Units 2 and 3 in Buchanan, New York
● Vermont Yankee in Vernon, Vermont
ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)	● Palisades Nuclear Energy Plant in Covert, Michigan
Entergy Gulf States Louisiana generates, transmits, distributes, and	● 1,601 net MW non-nuclear generating capacity
sells electric power to 387,000 retail customers in portions of	● 800 MW under management services contract
Louisiana. Entergy Gulf States Louisiana also provides natural gas	● Cooper Nuclear Station located near Brownville, Nebraska
utility service to 92,000 customers in the Baton Rouge, Louisiana area.	● Contracts (ongoing and completed) with other nuclear facility owners to provide decommissioning and license renewal services
ENTERGY LOUISIANA, LLC (ELL)
Entergy Louisiana generates, transmits, distributes, and sells electric power to 673,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)
Entergy Mississippi generates, transmits, distributes, and sells electric power to 440,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)
Entergy New Orleans generates, transmits, distributes, and sells electric power to 165,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 102,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)
Entergy Texas generates, transmits, distributes, and sells electric power to 417,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells energy and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%), and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana; and
Waterford 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
(In millions, except percentages, per share amounts, and ratios)						2012	2011	2010	2009	2008
GAAP MEASURES
Operating Revenues						$10,302	$11,229	$11,488	$10,746	$13,094
As-Reported Net Income						$ 847	$ 1,346	$ 1,250	$ 1,231	$ 1,221
As-Reported Earnings Per Share						$ 4.76	$ 7.55	$ 6.66	$ 6.30	$ 6.20
Shares of Common Stock Outstanding:
End of Year						177.8	176.4	178.7	189.1	189.4
Weighted Average – Diluted						177.7	178.4	187.8	195.8	201.0
Return on Average Invested Capital – As-Reported						5.5%	8.0%	7.8%	7.7%	8.1%
Return on Average Common Equity – As-Reported						9.3%	15.4%	14.6%	14.9%	15.4%
Net Cash Flow Provided by Operating Activities						$ 2,940	$ 3,129	$ 3,926	$ 2,933	$ 3,324
Year-End Closing Market Price Per Share of Common Stock						$ 63.75	$ 73.05	$ 70.83	$ 81.84	$ 83.13
Book Value Per Share at End of Year						$ 51.72	$ 50.81	$ 47.53	$ 45.54	$ 42.07
Market Value of Equity at End of Year						$11,335	$12,883	$12,661	$15,477	$15,741
Price to Earnings Ratio – As-Reported						13.39	9.68	10.64	12.99	13.41
Common Dividend Paid Per Share						$ 3.32	$ 3.32	$ 3.24	$ 3.00	$ 3.00
Common Dividend Payout Ratio – As-Reported						70%	44%	49%	48%	48%
NON-GAAP MEASURES
Operational Earnings						$ 1,109	$ 1,359	$ 1,332	$ 1,302	$ 1,276
Operational Earnings Per Share						$ 6.23	$ 7.62	$ 7.10	$ 6.67	$ 6.51
Special Items Per Share						$ (1.47)	$ (0.07)	$ (0.44)	$ (0.37)	$ (0.31)
Return on Average Invested Capital – Operational						6.6%	8.0%	8.2%	8.1%	8.4%
Return on Average Common Equity – Operational						12.2%	15.6%	15.6%	15.7%	16.1%
Price to Earnings Ratio – Operational						10.23	9.59	9.98	12.27	12.77
Common Dividend Payout Ratio – Operational						53%	44%	46%	45%	46%

UTILITY ELECTRIC OPERATING DATA
						2012	2011	2010	2009	2008
Retail Kilowatt-Hour Sales (millions)						107,004	108,688	107,510	99,148	100,609
Peak Demand (megawatts)						21,866	22,387	21,799	21,009	21,241
Retail Customers – Year End (thousands)						2,778	2,757	2,743	2,719	2,689

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
						2012	2011	2010	2009	2008
Operating Revenues (millions)(a)						$2,326	$2,414	$2,566	$2,711	$2,794
Billed Electric Energy Sales (gigawatt hours)						46,178	43,497	42,934	43,743	44,875
(a) Includes revenue associated with below-market PPA for Palisades of $16,724,963 for 2012, $42,996,197 for 2011, $46,296,187 for 2010, $52,520,249 for 2009, and $76,223,175 for 2008.

EMPLOYEES
						2012	2011	2010	2009	2008
Total Employees – Year End						14,625	14,682	14,958	15,181	14,669

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2012
		Entergy
	Entergy	Gulf States	Entergy	Entergy	Entergy	Entergy	System	Entergy Wholesale
	Arkansas	Louisiana	Louisiana	Mississippi	New Orleans	Texas	Energy(e)	Commodities(c)(d)	Total
Gas/Oil	2,163	1,941	4,832	3,082	705	2,269	-	1,340	16,332
Coal	1,209	359	-	420	-	266	-	181	2,435
Total Fossil	3,372	2,300	4,832	3,502	705	2,535	-	1,521	18,767
Nuclear	1,828	975	1,159	-	-	-	1,287	5,011	10,260
Other(b)	74	-	-	-	-	-	-	80	154
Total	5,274	3,275	5,991	3,502	705	2,535	1,287	6,612	29,181
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize.
(b) Other includes Hydro (EAI) and Wind (EWC).
(c) Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(d) Reflects nameplate rating of generating unit and excludes capacity under contract.
(e) Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,277 MW.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2012					2011					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	(151.7)	365.0	337.1	296.3	846.7	248.7	315.6	628.1	154.1	1,346.4	(37.1)
Return on Average Invested Capital –
As-Reported (%)(a)	6.0	6.2	4.8	5.5	5.5	7.7	7.7	8.2	8.0	8.0	(31.3)
Return on Average Common Equity –
As-Reported (%)(a)	10.8	11.3	7.8	9.3	9.3	14.8	14.8	16.1	15.4	15.4	(39.6)
Cash Flow Interest Coverage (# times)(a)	7.5	7.2	6.8	6.1	6.1	7.8	7.6	6.6	7.1	7.1	(14.1)
Revolver Capacity ($ millions)	2,825	2,762	2,917	3,462	3,462	2,258	1,993	2,116	2,001	2,001	73.0
Total Debt ($ millions)	12,619	12,533	12,931	13,473	13,473	12,018	12,360	12,452	12,387	12,387	8.8
Debt to Capital Ratio (%)	57.9	57.4	57.7	58.7	58.7	57.6	58.1	57.3	57.3	57.3	2.4
Off-Balance Sheet Liabilities ($ millions)	601	600	599	595	595	650	647	645	604	604	(1.5)

NON-GAAP MEASURES
Operational Earnings ($ millions)	79.0	374.6	347.8	307.1	1,108.5	248.7	315.6	628.1	167.2	1,359.5	(18.5)
Return on Average Invested Capital –
Operational (%)(a)	7.2	7.4	6.0	6.6	6.6	7.9	7.9	8.2	8.0	8.0	(17.5)
Return on Average Common Equity –
Operational (%)(a)	13.6	14.2	10.7	12.2	12.2	15.3	15.2	16.1	15.6	15.6	(21.8)
Total Gross Liquidity ($ millions)	3,510	3,045	3,667	3,995	3,995	2,984	2,523	3,103	2,695	2,695	48.2
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.7	55.3	55.7	56.9	56.9	55.7	56.3	55.1	55.0	55.0	3.5
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	54.2	54.7	54.1	55.8	55.8	54.0	55.1	52.8	53.5	53.5	4.3
Net Debt to Net Capital Ratio Including
Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	55.5	56.0	55.4	57.0	57.0	55.5	56.5	54.3	54.8	54.8	4.0
(a) Rolling twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

			2012		2011		2010		2009		2008
GAAP MEASURES
As-Reported Net Income ($ millions)			847		1,346		1,250		1,231		1,221
Return on Average Invested Capital – As-Reported (%)			5.5		8.0		7.8		7.7		8.1
Return on Average Common Equity – As-Reported (%)			9.3		15.4		14.6		14.9		15.4
Cash Flow Interest Coverage (# times)			6.1		7.1		7.8		6.1		6.5
Revolver Capacity ($ millions)			3,462		2,001		2,354		1,464		645
Total Debt ($ millions)			13,473		12,387		11,816		12,014		12,279
Debt to Capital Ratio (%)			58.7		57.3		57.3		57.4		59.7
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share			90		96		107		116		125
Leases – Entergy’s Share			505		508		546		530		449
Total			595		604		653		646		574

NON-GAAP MEASURES
Operational Earnings ($ millions)			1,109		1,359		1,332		1,302		1,276
Return on Average Invested Capital – Operational (%)			6.6		8.0		8.2		8.1		8.4
Return on Average Common Equity – Operational (%)			12.2		15.6		15.6		15.7		16.1
Total Gross Liquidity ($ millions)			3,995		2,695		3,648		3,174		2,565
Debt to Capital Ratio, Excluding Securitization Debt (%)			56.9		55.0		55.3		55.6		59.1
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)			55.8		53.5		52.1		51.5		54.8
Net Debt to Net Capital Ratio Including Off-Balance Sheet
Liabilities, Excluding Securitization Debt (%)			57.0		54.8		53.8		53.1		56.2
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2012					2011					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
AS-REPORTED
Utility	0.35	1.72	1.66	1.57	5.30	0.91	1.39	2.95	0.96	6.20	(0.90)
Entergy Wholesale Commodities	(0.99)	0.40	0.49	0.33	0.23	0.63	0.55	0.68	0.88	2.74	(2.51)
Parent & Other	(0.22)	(0.06)	(0.26)	(0.24)	(0.77)	(0.16)	(0.18)	(0.10)	(0.97)	(1.39)	0.62
CONSOLIDATED AS-REPORTED EARNINGS	(0.86)	2.06	1.89	1.66	4.76	1.38	1.76	3.53	0.87	7.55	(2.79)
LESS SPECIAL ITEMS
Utility	(0.03)	(0.05)	(0.06)	(0.06)	(0.21)	-	-	-	-	-	(0.21)
Entergy Wholesale Commodities	(1.26)	-	-	-	(1.26)	-	-	-	-	-	(1.26)
Parent & Other	(0.01)	-	-	-	-	-	-	-	(0.07)	(0.07)	0.07
TOTAL SPECIAL ITEMS	(1.30)	(0.05)	(0.06)	(0.06)	(1.47)	-	-	-	(0.07)	(0.07)	(1.40)
OPERATIONAL
Utility	0.38	1.77	1.72	1.63	5.51	0.91	1.39	2.95	0.96	6.20	(0.69)
Entergy Wholesale Commodities	0.27	0.40	0.49	0.33	1.49	0.63	0.55	0.68	0.88	2.74	(1.25)
Parent & Other	(0.21)	(0.06)	(0.26)	(0.24)	(0.77)	(0.16)	(0.18)	(0.10)	(0.90)	(1.32)	0.55
CONSOLIDATED OPERATIONAL EARNINGS	0.44	2.11	1.95	1.72	6.23	1.38	1.76	3.53	0.94	7.62	(1.39)

Weather Impact	(0.18)	0.08	0.08	(0.07)	(0.09)	0.10	0.18	0.29	(0.05)	0.52	(0.61)

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	177.2	177.2	177.7	177.8	177.8	178.3	176.8	176.1	176.4	176.4	1.4
Weighted Average - Diluted	177.4	177.6	178.0	178.0	177.7	180.1	178.9	177.7	177.1	178.4	(0.7)
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2012					2011					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
Transmission business spin-merge expenses	(0.03)	(0.05)	(0.06)	(0.06)	(0.21)	-	-	-	-	-	(0.21)
Total	(0.03)	(0.05)	(0.06)	(0.06)	(0.21)	-	-	-	-	-	(0.21)
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Vermont Yankee asset impairment	(1.26)	-	-	-	(1.26)	-	-	-	-	-	(1.26)
Total	(1.26)	-	-	-	(1.26)	-	-	-	-	-	(1.26)
PARENT & OTHER
SPECIAL ITEMS
Transmission business spin-merge expenses	(0.01)	-	-	-	-	-	-	-	(0.07)	(0.07)	0.07
Total	(0.01)	-	-	-	-	-	-	-	(0.07)	(0.07)	0.07
TOTAL SPECIAL ITEMS	(1.30)	(0.05)	(0.06)	(0.06)	(1.47)	-	-	-	(0.07)	(0.07)	(1.40)

	2012					2011					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
Transmission business spin-merge expenses	(5.8)	(9.9)	(10.7)	(10.7)	(37.1)	-	-	-	-	-	(37.1)
Total	(5.8)	(9.9)	(10.7)	(10.7)	(37.1)	-	-	-	-	-	(37.1)
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Vermont Yankee asset impairment	(223.5)	-	-	-	(223.5)	-	-	-	-	-	(223.5)
Total	(223.5)	-	-	-	(223.5)	-	-	-	-	-	(223.5)
PARENT & OTHER
SPECIAL ITEMS
Transmission business spin-merge expenses	(1.4)	0.3	-	-	(1.0)	-	-	-	(13.0)	(13.0)	12.0
Total	(1.4)	0.3	-	-	(1.0)	-	-	-	(13.0)	(13.0)	12.0
TOTAL SPECIAL ITEMS	(230.7)	(9.6)	(10.7)	(10.7)	(261.6)	-	-	-	(13.0)	(13.0)	(248.6)
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2012	2011	2010	2009	2008
AS-REPORTED
Utility	5.30	6.20	4.33	3.53	2.92
Entergy Wholesale Commodities	0.23	2.74	2.38	3.10	3.91
Parent & Other	(0.77)	(1.39)	(0.05)	(0.33)	(0.63)
CONSOLIDATED AS-REPORTED EARNINGS	4.76	7.55	6.66	6.30	6.20
LESS SPECIAL ITEMS
Utility	(0.21)	-	-	-	(0.08)
Entergy Wholesale Commodities	(1.26)	-	(0.54)	(0.23)	(0.10)
Parent & Other	-	(0.07)	0.10	(0.14)	(0.13)
TOTAL SPECIAL ITEMS	(1.47)	(0.07)	(0.44)	(0.37)	(0.31)
OPERATIONAL
Utility	5.51	6.20	4.33	3.53	3.00
Entergy Wholesale Commodities	1.49	2.74	2.92	3.33	4.01
Parent & Other	(0.77)	(1.32)	(0.15)	(0.19)	(0.50)
CONSOLIDATED OPERATIONAL EARNINGS	6.23	7.62	7.10	6.67	6.51
Weather Impact	(0.09)	0.52	0.62	(0.01)	(0.02)

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

($/share)	2012	2011	2010	2009	2008
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	(0.21)	-	-	-	-
Dilution effect – unsuccessful remarketing	-	-	-	-	(0.08)
Total	(0.21)	-	-	-	(0.08)
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Vermont Yankee asset impairment	(1.26)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	(0.54)	(0.23)	-
Dilution effect – unsuccessful remarketing	-	-	-	-	(0.10)
Total	(1.26)	-	(0.54)	(0.23)	(0.10)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	-	(0.07)	-	-	-
Non-utility nuclear spin-off expenses	-	-	0.10	(0.14)	(0.28)
Dilution effect – unsuccessful remarketing	-	-	-	-	0.15
Total	-	(0.07)	0.10	(0.14)	(0.13)
TOTAL SPECIAL ITEMS	(1.47)	(0.07)	(0.44)	(0.37)	(0.31)

($ millions)	2012	2011	2010	2009	2008
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	(37.1)	-	-	-	-
Total	(37.1)	-	-	-	-
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Vermont Yankee asset impairment	(223.5)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	(100.7)	(44.0)	-
Total	(223.5)	-	(100.7)	(44.0)	-
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	(1.0)	(13.0)	-	-	-
Non-utility nuclear spin-off expenses	-	-	18.5	(27.0)	(55.4)
Total	(1.0)	(13.0)	18.5	(27.0)	(55.4)
TOTAL SPECIAL ITEMS	(261.6)	(13.0)	(82.2)	(71.0)	(55.4)

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

MAIN EARNINGS CATEGORY
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	Operating expenses: Other operation and maintenance
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Vermont Yankee asset impairment	Operating expenses: Other operation and maintenance
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Operating expenses: Taxes other than income taxes Operating expenses: Depreciation Interest and Other Charges: Other interest

Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	Operating expenses: Other operation and maintenance Income taxes
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Income taxes
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share

(a) Entergy had 10,000,000 equity units outstanding as of December 31, 2008, that obligated the holders to purchase a certain number of shares of
Entergy common stock for a stated price no later than February 17, 2009. Under the terms of the purchase contracts, Entergy attempted to remarket the notes payable associated with the equity units in February 2009 but was unsuccessful, the note holders put the notes to Entergy,
Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2012	2011	2010	2009	2008
OPERATING REVENUES:
Electric	$7,870,649	$8,673,517	$8,740,637	$7,880,016	$10,073,160
Natural gas	130,836	165,819	197,658	172,213	241,856
Competitive businesses	2,300,594	2,389,737	2,549,282	2,693,421	2,778,740
Total	10,302,079	11,229,073	11,487,577	10,745,650	13,093,756
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,036,835	2,492,714	2,518,582	2,309,831	3,577,764
Purchased power	1,255,800	1,564,967	1,659,416	1,395,203	2,491,200
Nuclear refueling outage expenses	245,600	255,618	256,123	241,310	221,759
Asset impairment	355,524	-	-	-	-
Other operation and maintenance	3,045,392	2,867,758	2,969,402	2,750,810	2,742,762
Decommissioning	184,760	190,595	211,736	199,063	189,409
Taxes other than income taxes	557,298	536,026	534,299	503,859	496,952
Depreciation and amortization	1,144,585	1,102,202	1,069,894	1,082,775	1,030,860
Other regulatory charges (credits) – net	175,104	205,959	44,921	(21,727)	59,883
Total	9,000,898	9,215,839	9,264,373	8,461,124	10,810,589
Gain on sale of business	-	-	44,173	-	-
OPERATING INCOME	1,301,181	2,013,234	2,267,377	2,284,526	2,283,167
OTHER INCOME:
Allowance for equity funds used during construction	92,759	84,305	59,381	59,545	44,523
Interest and investment income	127,776	128,994	184,077	236,628	197,872
Other than temporary impairment losses	-	-	-	(86,069)	(49,656)
Miscellaneous – net	(53,214)	(59,271)	(48,124)	(40,396)	(23,452)
Total	167,321	154,028	195,334	169,708	169,287
INTEREST EXPENSE:
Interest expense	606,596	551,521	610,146	603,679	634,188
Allowance for borrowed funds used during construction	(37,312)	(37,894)	(34,979)	(33,235)	(25,267)
Total	569,284	513,627	575,167	570,444	608,921
INCOME BEFORE INCOME TAXES	899,218	1,653,635	1,887,544	1,883,790	1,843,533
Income taxes	30,855	286,263	617,239	632,740	602,998
CONSOLIDATED NET INCOME	868,363	1,367,372	1,270,305	1,251,050	1,240,535
Preferred dividend requirements of subsidiaries	21,690	20,933	20,063	19,958	19,969
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$846,673	$1,346,439	$1,250,242	$1,231,092	$1,220,566
Basic earnings per average common share	$4.77	$7.59	$6.72	$6.39	$6.39
Diluted earnings per average common share	$4.76	$7.55	$6.66	$6.30	$6.20
Dividends declared per common share	$3.32	$3.32	$3.24	$3.00	$3.00
Average number of common shares outstanding:
Basic	177,324,813	177,430,208	186,010,452	192,772,032	190,925,613
Diluted	177,737,565	178,370,695	187,814,235	195,838,068	201,011,588
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2012 CONSOLIDATING INCOME STATEMENT (unaudited)

		ENTERGY
		WHOLESALE
In thousands, except share data, for the year ended December 31, 2012.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
OPERATING REVENUES:
Electric	$7,874,255	$-	$(3,606)	$7,870,649
Natural gas	130,836	-	-	130,836
Competitive businesses	-	2,326,309	(25,715)	2,300,594
Total	8,005,091	2,326,309	(29,321)	10,302,079
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,676,019	362,406	(1,590)	2,036,835
Purchased power	1,185,404	110,328	(39,932)	1,255,800
Nuclear refueling outage expenses	110,837	134,763	-	245,600
Asset impairment	-	355,524	-	355,524
Other operation and maintenance	2,079,520	957,839	8,033	3,045,392
Decommissioning	112,664	72,096	-	184,760
Taxes other than income taxes	432,422	123,640	1,236	557,298
Depreciation and amortization	964,181	176,047	4,357	1,144,585
Other regulatory charges (credits) - net	175,104	-	-	175,104
Total	6,736,151	2,292,643	(27,896)	9,000,898
OPERATING INCOME	1,268,940	33,666	(1,425)	1,301,181
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	92,759	-	-	92,759
Interest and investment income	150,292	105,062	(127,578)	127,776
Miscellaneous – net	(25,844)	(19,071)	(8,299)	(53,214)
Total	217,207	85,991	(135,877)	167,321
INTEREST EXPENSE:
Interest expense	513,797	17,900	74,899	606,596
Allowance for borrowed funds used during construction	(37,312)	-	-	(37,312)
Total	476,485	17,900	74,899	569,284
INCOME BEFORE INCOME TAXES	1,009,662	101,757	(212,201)	899,218
Income taxes	49,340	61,330	(79,815)	30,855
CONSOLIDATED NET INCOME	960,322	40,427	(132,386)	868,363
Preferred dividend requirements of subsidiaries	17,329	-	4,361	21,690
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$942,993	$40,427	$(136,747)	$846,673
Earnings Per Average Common Share:
Basic	$5.31	$0.23	$(0.77)	$4.77
Diluted	$5.30	$0.23	$(0.77)	$4.76
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2012	2011	2010	2009	2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$112,992	$81,468	$76,290	$85,861	$115,876
Temporary cash investments	419,577	612,970	1,218,182	1,623,690	1,804,615
Total cash and cash equivalents	532,569	694,438	1,294,472	1,709,551	1,920,491
Securitization recovery trust account	46,040	50,304	43,044	13,098	12,062
Accounts receivable:
Customer	568,871	568,558	602,796	553,692	734,204
Allowance for doubtful accounts	(31,956)	(31,159)	(31,777)	(27,631)	(25,610)
Other	161,408	166,186	161,662	152,303	206,627
Accrued unbilled revenues	303,392	298,283	302,901	302,463	282,914
Total accounts receivable	1,001,715	1,001,868	1,035,582	980,827	1,198,135
Deferred fuel costs	150,363	209,776	64,659	126,798	167,092
Accumulated deferred income taxes	306,902	9,856	8,472	-	7,307
Fuel inventory – at average cost	213,831	202,132	207,520	196,855	216,145
Materials and supplies – at average cost	928,530	894,756	866,908	825,702	776,170
Deferred nuclear refueling outage costs	243,374	231,031	218,423	225,290	221,803
System agreement cost equalization	16,880	36,800	52,160	70,000	394,000
Prepaid taxes	-	-	301,807	184,819	-
Prepayments and other	242,922	291,742	246,036	201,221	247,184
Total	3,683,126	3,622,703	4,339,083	4,534,161	5,160,389
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	46,738	44,876	40,697	39,580	66,247
Decommissioning trust funds	4,190,108	3,788,031	3,595,716	3,211,183	2,832,243
Non-utility property – at cost (less accumulated depreciation)	256,039	260,436	257,847	247,664	231,115
Other	436,234	416,423	405,946	120,273	107,939
Total	4,929,119	4,509,766	4,300,206	3,618,700	3,237,544
PROPERTY, PLANT AND EQUIPMENT:
Electric	41,944,567	39,385,524	37,153,061	36,343,772	34,495,406
Property under capital lease	935,199	809,449	800,078	783,096	745,504
Natural gas	353,492	343,550	330,608	314,256	303,769
Construction work in progress	1,365,699	1,779,723	1,661,560	1,547,319	1,712,761
Nuclear fuel under capital lease	-	-	-	527,521	465,374
Nuclear fuel	1,598,430	1,546,167	1,377,962	739,827	636,813
Total property, plant and equipment	46,197,387	43,864,413	41,323,269	40,255,791	38,359,627
Less – accumulated depreciation and amortization	18,898,842	18,255,128	17,474,914	16,866,389	15,930,513
Property, plant and equipment – net	27,298,545	25,609,285	23,848,355	23,389,402	22,429,114
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	742,030	799,006	845,725	816,856	581,719
Other regulatory assets (includes securitization property of
$914,751 as of December 31, 2012, $1,009,103 as of
December 31, 2011, $882,346 as of December 31, 2010,
$818,047 as of December 31, 2009, and $296,083 as of
December 31, 2008)	5,025,912	4,636,871	3,838,237	3,647,154	3,615,104
Deferred fuel costs	172,202	172,202	172,202	172,202	168,122
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	37,748	19,003	54,523	-	-
Other	936,648	955,691	909,773	1,006,306	1,047,654
Total	7,291,712	6,959,945	6,197,632	6,019,690	5,789,771
TOTAL ASSETS	$43,202,502	$40,701,699	$38,685,276	$37,561,953	$36,616,818
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2012	2011	2010	2009	2008
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$718,516	$2,192,733	$299,548	$711,957	$544,460
Notes payable and commercial paper	796,002	108,331	154,135	30,031	55,034
Accounts payable	1,217,180	1,069,096	1,181,099	998,228	1,475,745
Customer deposits	359,078	351,741	335,058	323,342	302,303
Taxes accrued	333,719	278,235	-	-	75,210
Accumulated deferred income taxes	13,109	99,929	49,307	48,584	-
Interest accrued	184,664	183,512	217,685	192,283	187,310
Deferred fuel costs	96,439	255,839	166,409	219,639	183,539
Obligations under capital leases	3,880	3,631	3,388	212,496	162,393
Pension and other postretirement liabilities	95,900	44,031	39,862	55,031	46,288
System agreement cost equalization	25,848	80,090	52,160	187,204	460,315
Other	261,986	283,531	277,598	215,202	273,297
Total	4,106,321	4,950,699	2,776,249	3,193,997	3,765,894

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	8,311,756	8,096,452	8,573,646	7,662,798	6,565,770
Accumulated deferred investment tax credits	273,696	284,747	292,330	308,395	325,570
Obligations under capital leases	34,541	38,421	42,078	354,233	343,093
Other regulatory liabilities	898,614	728,193	539,026	378,862	280,643
Decommissioning and asset retirement cost liabilities	3,513,634	3,296,570	3,148,479	2,939,539	2,677,495
Accumulated provisions	362,226	385,512	395,250	141,315	147,452
Pension and other postretirement liabilities	3,725,886	3,133,657	2,175,364	2,241,039	2,177,993
Long-term debt (includes securitization bonds
of $973,480 as of December 31, 2012, $1,070,556 as of
December 31, 2011, $931,131 as of December 31, 2010,
$838,349 as of December 31, 2009, and $310,373 as of
December 31, 2008)	11,920,318	10,043,713	11,317,157	10,705,738	11,174,289
Other	577,910	501,954	618,559	711,334	880,998
Total	29,618,581	26,509,219	27,101,889	25,443,253	24,573,303

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,511	186,511	216,738	217,343	217,029

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 254,752,788 shares in 2012, 2011, 2010,
and 2009, 248,174,087 shares in 2008	2,548	2,548	2,548	2,548	2,482
Paid-in capital	5,357,852	5,360,682	5,367,474	5,370,042	4,869,303
Retained earnings	9,704,591	9,446,960	8,689,401	8,043,122	7,382,719
Accumulated other comprehensive income (loss)	(293,083)	(168,452)	(38,212)	(75,185)	(112,698)
Less – treasury stock, at cost (76,945,239 shares in 2012;
78,396,988 shares in 2011; 76,006,920 shares in 2010;
65,634,580 shares in 2009; 58,815,518 shares in 2008)	5,574,819	5,680,468	5,524,811	4,727,167	4,175,214
Total common shareholders' equity	9,197,089	8,961,270	8,496,400	8,613,360	7,966,592
Subsidiaries preferred stock without sinking fund	94,000	94,000	94,000	94,000	94,000
Total	9,291,089	9,055,270	8,590,400	8,707,360	8,060,592

TOTAL LIABILITIES AND EQUITY	$43,202,502	$40,701,699	$38,685,276	$37,561,953	$36,616,818
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2012 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE
In thousands, as of December 31, 2012.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$104,378	$8,224	$390	$112,992
Temporary cash investments	275,755	132,697	11,125	419,577
Total cash and cash equivalents	380,133	140,921	11,515	532,569
Securitization recovery trust account	46,040	-	-	46,040
Notes receivable	-	446,356	(446,356)	-
Accounts receivable:
Customer	374,403	194,468	-	568,871
Allowance for doubtful accounts	(31,956)	-	-	(31,956)
Associated companies	28,729	5,365	(34,094)	-
Other	149,681	10,984	743	161,408
Accrued unbilled revenues	303,264	128	-	303,392
Total accounts receivable	824,121	210,945	(33,351)	1,001,715
Deferred fuel costs	150,363	-	-	150,363
Accumulated deferred income taxes	348,881	1,272	(43,251)	306,902
Fuel inventory – at average cost	205,468	8,363	-	213,831
Materials and supplies – at average cost	588,657	339,873	-	928,530
Deferred nuclear refueling outage costs	123,975	119,399	-	243,374
System agreement cost equalization	16,880	-	-	16,880
Prepaid taxes	-	-	-	-
Prepayments and other	70,777	413,333	(241,188)	242,922
Total	2,755,295	1,680,462	(752,631)	3,683,126
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,097,271	46,626	(1,097,159)	46,738
Decommissioning trust funds	1,855,959	2,334,149	-	4,190,108
Non-utility property – at cost (less accumulated depreciation)	174,219	70,546	11,274	256,039
Other	422,139	14,095	-	436,234
Total	3,549,588	2,465,416	(1,085,885)	4,929,119
PROPERTY, PLANT AND EQUIPMENT:
Electric	37,264,453	4,676,696	3,418	41,944,567
Property under capital lease	935,199	-	-	935,199
Natural gas	353,492	-	-	353,492
Construction work in progress	973,071	391,749	879	1,365,699
Nuclear fuel	907,293	691,137	-	1,598,430
Total property, plant and equipment	40,433,508	5,759,582	4,297	46,197,387
Less – accumulated depreciation and amortization	17,840,387	1,058,069	386	18,898,842
Property, plant and equipment – net	22,593,121	4,701,513	3,911	27,298,545
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	742,030	-	-	742,030
Other regulatory assets (includes securitization property of
$914,751 as of December 31, 2012)	5,025,912	-	-	5,025,912
Deferred fuel costs	172,202	-	-	172,202
Goodwill	374,099	3,073	-	377,172
Accumulated deferred income taxes	10,461	20,749	6,538	37,748
Other	215,422	752,132	(30,906)	936,648
Total	6,540,126	775,954	(24,368)	7,291,712
TOTAL ASSETS	$35,438,130	$9,623,345	$(1,858,973)	$43,202,502
Totals may not foot due to rounding.

FINANCIAL RESULTS

2012 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE
In thousands, as of December 31, 2012.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$701,090	$17,426	$-	$718,516
Notes payable and commercial paper:
Associated companies	28,000	1,437	(29,437)	-
Other	131,399	-	664,603	796,002
Accounts payable:
Associated companies	15,798	11,010	(26,808)	-
Other	957,193	259,462	525	1,217,180
Customer deposits	359,078	-	-	359,078
Taxes accrued	664,891	-	(331,172)	333,719
Accumulated deferred income taxes	7,955	40,431	(35,277)	13,109
Interest accrued	160,151	321	24,192	184,664
Deferred fuel costs	96,439	-	-	96,439
Obligations under capital leases	3,880	-	-	3,880
Pension and other postretirement liabilities	89,400	6,500	-	95,900
System agreement cost equalization	25,848	-	-	25,848
Other	106,052	154,019	1,915	261,986
Total	3,347,174	490,606	268,541	4,106,321

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	6,844,329	819,998	647,429	8,311,756
Accumulated deferred investment tax credits	273,696	-	-	273,696
Obligations under capital leases	34,541	-	-	34,541
Other regulatory liabilities	898,614	-	-	898,614
Decommissioning and asset retirement cost liabilities	1,970,362	1,543,272	-	3,513,634
Accumulated provisions	357,801	978	3,447	362,226
Pension and other postretirement liabilities	2,891,787	834,099	-	3,725,886
Long-term debt (includes securitization bonds
of $973,480 as of December 31, 2012)	9,533,760	92,304	2,294,254	11,920,318
Other	709,182	611,814	(743,086)	577,910
Total	23,514,072	3,902,465	2,202,044	29,618,581

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,511	-	-	186,511

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 254,752,788 shares in 2012	2,161,268	301,097	(2,459,817)	2,548
Paid-in capital	2,417,644	1,861,355	1,078,853	5,357,852
Retained earnings	4,052,441	3,145,925	2,506,225	9,704,591
Accumulated other comprehensive income (loss)	(214,980)	(78,103)	-	(293,083)
Less – treasury stock, at cost (76,945,239 shares in 2012)	120,000	-	5,454,819	5,574,819
Total common shareholders' equity	8,296,373	5,230,274	(4,329,558)	9,197,089
Subsidiaries preferred stock without sinking fund	94,000	-	-	94,000
Total	8,390,373	5,230,274	(4,329,558)	9,291,089

TOTAL LIABILITIES AND EQUITY	$35,438,130	$9,623,345	$(1,858,973)	$43,202,502
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2012	2011	2010	2009	2008
OPERATING ACTIVITIES:
Consolidated net income	$868,363	$1,367,372	$1,270,305	$1,251,050	$1,240,535
Adjustments to reconcile consolidated net income
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	1,771,649	1,745,455	1,705,331	1,458,861	1,391,689
Deferred income taxes, investment tax credits, and non-current taxes accrued	(26,479)	(280,029)	718,987	864,684	333,948
Asset impairment	355,524	-	-	-	-
Gain on sale of business	-	-	(44,173)	-	-
Changes in working capital:
Receivables	(14,202)	28,091	(99,640)	116,444	78,653
Fuel inventory	(11,604)	5,393	(10,665)	19,291	(7,561)
Accounts payable	(6,779)	(131,970)	216,635	(14,251)	(23,225)
Prepaid taxes and taxes accrued	55,484	580,042	(116,988)	(260,029)	122,134
Interest accrued	1,152	(34,172)	17,651	4,974	(652)
Deferred fuel	(99,987)	(55,686)	8,909	72,314	(38,500)
Other working capital accounts	(151,989)	41,875	(160,326)	(43,391)	(119,296)
Changes in provisions for estimated losses	(24,808)	(11,086)	265,284	(12,030)	12,462
Changes in other regulatory assets	(398,428)	(673,244)	339,408	(415,157)	(324,211)
Changes in pensions and other postretirement liabilities	644,099	962,461	(80,844)	71,789	828,160
Other	(21,710)	(415,685)	(103,793)	(181,391)	(169,808)
Net cash flow provided by operating activities	2,940,285	3,128,817	3,926,081	2,933,158	3,324,328
INVESTING ACTIVITIES:
Construction / capital expenditures	(2,674,650)	(2,040,027)	(1,974,286)	(1,931,245)	(2,212,255)
Allowance for equity funds used during construction	96,131	86,252	59,381	59,545	44,523
Nuclear fuel purchases	(557,960)	(641,493)	(407,711)	(525,474)	(423,951)
Proceeds from sale / leaseback of nuclear fuel	-	-	-	284,997	297,097
Proceeds from sale of assets and businesses	-	6,531	228,171	39,554	30,725
Payment for purchase of plant	(456,356)	(646,137)	-	-	(266,823)
Insurance proceeds received for property damages	-	-	7,894	53,760	130,114
Changes in transition charge account	4,265	(7,260)	(29,945)	(1,036)	7,211
NYPA value sharing payment	(72,000)	(72,000)	(72,000)	(72,000)	(72,000)
Payments to storm reserve escrow account	(8,957)	(6,425)	(296,614)	(6,802)	(248,863)
Receipts from storm reserve escrow account	27,884	-	9,925	-	249,461
Decrease (increase) in other investments	15,175	(11,623)	24,956	100,956	(73,431)
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	109,105	-	-	-	-
Proceeds from nuclear decommissioning trust fund sales	2,074,055	1,360,346	2,606,383	2,570,523	1,652,277
Investment in nuclear decommissioning trust funds	(2,196,489)	(1,475,017)	(2,730,377)	(2,667,172)	(1,704,181)
Net cash flow used in investing activities	(3,639,797)	(3,446,853)	(2,574,223)	(2,094,394)	(2,590,096)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,478,361	2,990,881	3,870,694	2,003,469	3,456,695
Mandatory redeemable preferred membership units of subsidiary	51,000	-	-	-	-
Preferred equity	-	-	-	-	-
Common stock and treasury stock	62,886	46,185	51,163	28,198	34,775
Retirement of long-term debt	(3,130,233)	(2,437,372)	(4,178,127)	(1,843,169)	(2,486,806)
Repurchase of common stock	-	(234,632)	(878,576)	(613,125)	(512,351)
Redemption of subsidiary common and preferred stock	-	(30,308)	-	(1,847)	-
Changes in credit borrowings – net	687,675	(6,501)	(8,512)	(25,000)	30,000
Dividends paid:
Common stock	(589,209)	(589,605)	(603,854)	(576,956)	(573,045)
Preferred equity	(22,329)	(20,933)	(20,063)	(19,958)	(20,025)
Net cash flow provided by (used in) financing activities	538,151	(282,285)	(1,767,275)	(1,048,388)	(70,757)
Effect of exchange rates on cash and cash equivalents	(508)	287	338	(1,316)	3,288
Net increase (decrease) in cash and cash equivalents	(161,869)	(600,034)	(415,079)	(210,940)	666,763
Cash and cash equivalents at beginning of period	694,438	1,294,472	1,709,551	1,920,491	1,253,728
Effect of the reconsolidation of Entergy New Orleans
on cash and cash equivalents	-	-	-	-	-
Cash and cash equivalents at end of period	$532,569	$694,438	$1,294,472	$1,709,551	$1,920,491
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2012	2011	2010	2009	2008
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	546,125	532,271	534,004	576,811	612,288
Income taxes	49,214	(2,042)	32,144	43,057	137,234
Noncash financing activities:
Long-tern debt retired (equity unit notes)	-	-	-	(500,000)	-
Common stock issued in settlement of equity unit purchase contracts	-	-	-	500,000	-

CASH FLOW INFORMATION BY BUSINESS
			ENTERGY
			WHOLESALE
For the years ended December 31, 2012, 2011, 2010, 2009, and 2008.		UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
($ thousands)
2012
Net cash flow provided by operating activities		2,354,454	675,779	(89,948)	2,940,285
Net cash flow provided by (used in) investing activities		(3,070,785)	(563,996)	(5,016)	(3,639,797)
Net cash flow provided by (used in) financing activities		736,832	(292,860)	94,179	538,151

2011
Net cash flow provided by operating activities		2,099,569	756,499	272,749	3,128,817
Net cash flow provided by (used in) investing activities		(2,346,218)	(1,262,664)	162,029	(3,446,853)
Net cash flow provided by (used in) financing activities		(215,304)	374,484	(441,465)	(282,286)

2010
Net cash flow provided by operating activities		2,941,596	629,787	354,698	3,926,081
Net cash flow provided by (used in) investing activities		(2,500,139)	(399,439)	325,355	(2,574,223)
Net cash flow provided by (used in) financing activities		(859,141)	(230,203)	(677,930)	(1,767,274)

2009
Net cash flow provided by (used in) operating activities		1,586,020	2,626,034	(1,278,896)	2,933,158
Net cash flow provided by (used in) investing activities		(1,465,824)	(1,927,120)	1,298,550	(2,094,394)
Net cash flow provided by (used in) financing activities		553,107	(701,801)	(899,694)	(1,048,388)

2008
Net cash flow provided by (used in) operating activities		2,379,258	1,258,581	(313,511)	3,324,328
Net cash flow provided by (used in) investing activities		(2,845,157)	(429,859)	684,920	(2,590,096)
Net cash flow provided by (used in) financing activities		250,309	(832,619)	511,553	(70,757)
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (unaudited)

($ thousands)		Common Shareholders’ Equity
	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2007	94,000	2,482	(3,734,865)	4,850,769	6,735,965	8,320	7,956,671

Consolidated net income (a)	19,969	-	-	-	1,220,566	-	1,240,535
Other comprehensive loss	-	-	-	-	-	(121,018)	(121,018)
Common stock repurchases	-	-	(512,351)	-	-	-	(512,351)
Common stock issuances related to stock plans	-	-	72,002	18,534	-	-	90,536
Common stock dividends declared	-	-	-	-	(573,924)	-	(573,924)
Preferred dividend requirements of subsidiaries (a)	(19,969)	-	-	-	-	-	(19,969)
Capital stock and other expenses	-	-	-	-	112	-	112

Balance at December 31, 2008	94,000	2,482	(4,175,214)	4,869,303	7,382,719	(112,698)	8,060,592

Consolidated net income (a)	19,958	-	-	-	1,231,092	-	1,251,050
Other comprehensive income	-	-	-	-	-	43,878	43,878
Common stock repurchases	-	-	(613,125)	-	-	-	(613,125)
Common stock issuances in settlement of equity unit purchase contracts	-	66	-	499,934	-	-	500,000
Common stock issuances related to stock plans	-	-	61,172	805	-	-	61,977
Common stock dividends declared	-	-	-	-	(576,913)	-	(576,913)
Preferred dividend requirements of subsidiaries (a)	(19,958)	-	-	-	-	-	(19,958)
Capital stock and other expenses	-	-	-	-	(141)	-	(141)
Adjustment for implementation of new accounting pronouncement	-	-	-	-	6,365	(6,365)	-

Balance at December 31, 2009	94,000	2,548	(4,727,167)	5,370,042	8,043,122	(75,185)	8,707,360

Consolidated net income (a)	20,063	-	-	-	1,250,242	-	1,270,305
Other comprehensive income	-	-	-	-	-	36,973	36,973
Common stock repurchases	-	-	(878,576)	-	-	-	(878,576)
Common stock issuances related to stock plans	-	-	80,932	(2,568)	-	-	78,364
Common stock dividends declared	-	-	-	-	(603,963)	-	(603,963)
Preferred dividend requirements of subsidiaries (a)	(20,063)	-	-	-	-	-	(20,063)

Balance at December 31, 2010	94,000	2,548	(5,524,811)	5,367,474	8,689,401	(38,212)	8,590,400

Consolidated net income (a)	20,933	-	-	-	1,346,439	-	1,367,372
Other comprehensive loss	-	-	-	-	-	(130,240)	(130,240)
Common stock repurchases	-	-	(234,632)	-	-	-	(234,632)
Common stock issuances related to stock plans	-	-	78,975	(6,792)	-	-	72,183
Common stock dividends declared	-	-	-	-	(588,880)	-	(588,880)
Preferred dividend requirements of subsidiaries (a)	(20,933)	-	-	-	-	-	(20,933)

Balance at December 31, 2011	94,000	2,548	(5,680,468)	5,360,682	9,446,960	(168,452)	9,055,270

Consolidated net income (a)	21,690	-	-	-	846,673	-	868,363
Other comprehensive loss	-	-	-	-	-	(124,631)	(124,631)
Common stock issuances related to stock plans	-	-	105,649	(2,830)	-	-	102,819
Common stock dividends declared	-	-	-	-	(589,042)	-	(589,042)
Preferred dividend requirements of subsidiaries (a)	(21,690)	-	-	-	-	-	(21,690)

Balance at December 31, 2012	94,000	2,548	(5,574,819)	5,357,852	9,704,591	(293,083)	9,291,089
Certain prior year data has been reclassified to conform with current year presentation.
(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2012, 2011, 2010, 2009, and 2008 include $15.0 million, $13.3 million, $13.3 million, $13.3 million, and $13.3 million, respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

In thousands, for the years ended December 31,	2012	2011	2010	2009	2008
NET INCOME	$868,363	$1,367,372	$1,270,305	$1,251,050	$1,240,535
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of ($55,570), $34,411, ($7,088), $333, and $78,837
for 2012 to 2008, respectively)	(97,591)	71,239	(11,685)	(2,887)	133,370
Pension and other postretirement liabilities
(net of tax benefit (expense) of $61,223, $131,198, $14,387, $34,415, and $68,076
for 2012 to 2008, respectively)	(91,157)	(223,090)	(8,527)	(35,707)	(125,087)
Net unrealized investment gains
(net of tax expense (benefit) of $61,104, $19,368, $51,130, $102,845, and ($108,049)
for 2012 to 2008, respectively)	63,609	21,254	57,523	82,929	(126,013)
Foreign currency translation
(net of tax expense (benefit) of $275, $192, ($182), ($246), and ($1,770)
for 2012 to 2008, respectively)	508	357	(338)	(457)	(3,288)
Other comprehensive income (loss)	(124,631)	(130,240)	36,973	43,878	(121,018)
COMPREHENSIVE INCOME	743,732	1,237,132	1,307,278	1,294,928	1,119,517
Preferred dividend requirements of subsidiaries	21,690	20,933	20,063	19,958	19,969
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$722,042	$1,216,199	$1,287,215	$1,274,970	$1,099,548

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2012	2011	2010	2009	2008
Utility
Maintenance	868	925	798	805	855
Other	1,973	1,121	777	767	1,333
Entergy Wholesale Commodities	362	712	471	437	357
Parent & Other	(1)	-	-	(6)	6
Total Historical Capital Expenditures	3,203	2,758	2,046	2,003	2,551

PLANNED CAPITAL EXPENDITURES (as of February 2013)
($ millions)			2013	2014	2015
Maintenance Capital:
Utility:
Generation			133	127	135
Transmission			253	229	202
Distribution			504	494	489
Other			97	107	105
Total			987	957	931
Entergy Wholesale Commodities			108	131	176
Total Maintenance Capital			1,095	1,088	1,107

Capital Commitments:
Utility:
Generation			716	415	392
Transmission			162	240	303
Distribution			45	21	16
Other			92	88	92
Total			1,015	764	803
Entergy Wholesale Commodities			257	242	281
Total Capital Commitments			1,272	1,006	1,084
Total Planned Capital Expenditures			2,367	2,094	2,191

ENTERGY CORPORATION SECURITIES DETAIL(a)

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR
			MATURITY	FIRST CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2012	2011	2010
							($ millions)
	$3.5B Bank Credit Facility	2.04%	03/17 (c)			$ 795	$ 1,920	$ 1,632
	Commercial Paper (b)	0.88%				665	-	-
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	-	-	86
29364GAE3	3.625% Notes	3.625%	09/15	Now	MW (T+.35%)	550	550	550
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW (T+.40%)	450	450	450
29364GAG8	4.70% Notes	4.7%	01/17	Now	MW (T+.50%)	500	-	-
	Total					$ 2,960	$ 2,920	$ 2,718
(a) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units ($51 million) of Class A preferred, non-voting, membership interest units of Entergy Holdings
Company LLC that carry a 10% annual distribution rate. Distributions are payable quarterly commencing on September 15, 2008 and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.
(b) In September 2012, Entergy Corporation implemented a commercial paper program with a program limit of up to $500 million. In November 2012, Entergy Corporation increased the limit for the commercial paper program to $1 billion.
(c) The maturity date was extended to 03/18 in first quarter 2013.

SECURITIES RATINGS (OUTLOOK)
		CORPORATE CREDIT
As of May 2013			MOODY’S		S&P
Entergy Corporation			Baa3 (stable)		BBB (stable)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2012					2011					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	62.9	304.2	296.2	279.8	943.0	164.3	248.4	524.1	169.7	1,106.5	(14.8)
Return on Average Invested Capital –
As-Reported (%)(a)	7.6	7.9	6.4	6.9	6.9	7.0	7.0	8.0	8.3	8.3	(16.9)
Return on Average Common Equity –
As-Reported (%)(a)	13.4	13.8	10.5	11.8	11.8	11.7	11.9	14.2	14.8	14.8	(20.3)
Debt to Capital Ratio (%)	54.4	53.3	53.7	54.9	54.9	54.7	54.7	54.3	54.0	54.0	1.7
NON-GAAP MEASURES
Operational Earnings ($ millions)	68.7	314.1	306.9	290.5	980.1	164.3	248.4	524.1	169.7	1,106.5	(11.4)
Return on Average Invested Capital –
Operational (%)(a)	7.7	8.0	6.5	7.1	7.1	7.0	7.0	8.0	8.3	8.3	(14.5)
Return on Average Common Equity –
Operational (%)(a)	13.5	14.0	10.8	12.3	12.3	11.7	11.9	14.2	14.8	14.8	(16.9)
Debt to Capital Ratio, excluding securitization debt (%)	51.5	50.5	51.0	52.4	52.4	52.1	52.2	51.3	50.9	50.9	2.9
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.2	50.0	49.4	51.4	51.4	50.7	51.5	49.8	49.8	49.8	3.2
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
							2012	2011	2010	2009	2008
GAAP MEASURES
As-Reported Net Income ($ millions)							943.0	1,106.5	812.4	691.6	587.8
Return on Average Invested Capital – As-Reported (%)							6.9	8.3	6.9	6.4	6.0
Return on Average Common Equity – As-Reported (%)							11.8	14.8	11.4	10.1	8.9
Debt to Capital Ratio (%)							54.9	54.0	54.3	55.6	53.0
NON-GAAP MEASURES
Operational Earnings ($ millions)							943.0	1,106.5	812.4	691.6	587.8
Return on Average Invested Capital – Operational (%)							7.1	8.3	6.9	6.4	6.0
Return on Average Common Equity – Operational (%)							12.3	14.8	11.4	10.1	8.9
Debt to Capital Ratio, excluding securitization debt (%)							52.4	50.9	51.6	53.2	52.0
Net Debt to Net Capital Ratio, excluding securitization debt (%)							51.4	49.8	48.9	49.2	50.0
Certain prior year data has been reclassified to conform with current year presentation.

UTILITY SECURITIES RATINGS (OUTLOOK)
		MORTGAGE BONDS						PREFERRED STOCK
As of May 2013		MOODY’S		S&P				MOODY’S		S&P
Entergy Arkansas, Inc.		A3 (stable)		A- (outlook stable)				Ba1		BB+
Entergy Gulf States Louisiana, L.L.C.		A3 (stable)		A- (outlook stable)				Ba1		BB+
Entergy Louisiana, LLC		A3 (stable)		A- (outlook stable)				Ba1		BB+
Entergy Mississippi, Inc.		Baa1 (stable)		A- (outlook stable)				Ba2		BB+
Entergy New Orleans, Inc.		Baa3 (stable)		A- (outlook stable)				B1		BB+
Entergy Texas, Inc.		Baa2 (stable)		A- (outlook stable)				n/a		n/a
System Energy Resources, Inc.		Baa1 (stable)		A- (outlook stable)				n/a		n/a

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)						2012	2011	2010	2009	2008
Entergy Arkansas						615	383	291	264	584
Entergy Gulf States Louisiana						284	219	237	274	360
Entergy Louisiana						787	734	428	468	584
Entergy Mississippi						378	166	224	131	156
Entergy New Orleans						86	57	80	62	103
Entergy Texas						181	173	163	188	284
System Energy Resources						450	235	56	91	86
Other(b)						58	79	96	94	31
Total						2,839	2,046	1,575	1,572	2,188
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

UTILITY SELECTED DATA

UTILITY PLANNED CAPITAL EXPENDITURES (as of February 2013)
	2013
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Other(a)	Utility
Maintenance Capital:
Generation	34	26	30	12	4	13	13	1	133
Transmission	76	49	62	25	5	37	-	-	253
Distribution	138	72	113	84	23	74	-	-	504
Other	12	15	13	7	10	5	2	33	97
Total Maintenance Capital	260	162	218	128	42	129	15	34	987

Capital Commitments:
Generation	68	53	500	8	15	63	8	-	716
Transmission	17	34	55	25	14	6	-	11	162
Distribution	8	4	17	3	9	1	-	6	45
Other	31	5	6	4	14	2	-	30	92
Total Other Capital Commitments	124	96	578	40	52	72	8	47	1,015
Total Planned Capital Expenditures	384	258	796	168	94	201	23	81	2,002
Totals may not foot due to rounding.
(a) Corresponds to Entergy Services, Inc.

	2014
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Other(a)	Utility
Maintenance Capital:
Generation	33	19	21	11	8	14	20	1	127
Transmission	60	32	68	36	5	28	-	-	229
Distribution	135	72	117	80	23	67	-	-	494
Other	15	17	16	8	11	7	1	32	107
Total Maintenance Capital	243	140	222	135	47	116	21	33	957

Capital Commitments:
Generation	102	59	173	5	18	49	9	-	415
Transmission	62	23	58	37	5	41	-	14	240
Distribution	7	-	4	-	10	-	-	1	21
Other	30	5	24	10	13	2	-	4	88
Total Other Capital Commitments	201	87	259	52	46	92	9	19	764
Total Planned Capital Expenditures	444	227	481	187	93	208	30	52	1,720
Totals may not foot due to rounding.
(a) Corresponds to Entergy Services, Inc.

	2015
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Other(a)	Utility
Maintenance Capital:
Generation	36	27	24	9	12	14	13	1	135
Transmission	72	27	34	35	5	28	-	-	202
Distribution	132	66	109	79	24	79	-	-	489
Other	15	17	15	8	11	6	1	32	105
Total Maintenance Capital	255	137	182	131	52	127	14	33	931

Capital Commitments:
Generation	173	49	88	25	17	17	22	-	392
Transmission	109	17	41	43	2	80	-	10	303
Distribution	7	-	3	6	-	-	-	-	16
Other	28	5	24	13	13	2	-	8	92
Total Other Capital Commitments	317	71	156	87	32	99	22	18	803
Total Planned Capital Expenditures	572	208	338	218	84	226	36	51	1,735
Totals may not foot due to rounding.
(a) Corresponds to Entergy Services, Inc.

UTILITY FINANCIAL RESULTS

2012 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

								OTHER/
In thousands, for the year ending December 31, 2012.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,127,004	$1,606,165	$2,149,443	$1,120,366	$487,633	$1,581,496	$622,118	$(1,819,970)	$7,874,255
Natural gas	-	48,729	-	-	82,107	-	-	-	$130,836
Total	2,127,004	1,654,894	2,149,443	1,120,366	569,740	1,581,496	622,118	(1,819,970)	$8,005,091
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	480,464	194,878	360,964	227,133	107,616	243,877	62,918	(1,831)	$1,676,019
Purchased power	431,932	562,247	728,170	320,923	222,193	717,876	-	(1,797,937)	$1,185,404
Nuclear refueling outage expenses	47,103	17,565	24,344	-	-	-	21,824	1	$110,837
Other operation and maintenance	545,782	361,415	449,172	244,722	122,143	233,503	149,346	(26,563)	$2,079,520
Decommissioning	40,484	15,024	23,406	-	-	-	33,019	731	$112,664
Taxes other than income taxes	89,527	76,295	69,186	75,006	43,189	59,348	19,468	403	$432,422
Depreciation and amortization	222,734	146,673	218,140	97,768	36,726	88,307	154,561	(728)	$964,181
Other regulatory charges (credits) – net	(38,406)	31,835	127,050	(5,701)	1,983	68,772	(10,429)	-	$175,104
Total	1,819,620	1,405,932	2,000,432	959,851	533,850	1,411,683	430,707	(1,825,924)	$6,736,151
OPERATING INCOME	307,384	248,962	149,011	160,515	35,890	169,813	191,411	5,954	$1,268,940
OTHER INCOME:
Allowance for equity funds used during construction	9,070	8,694	39,610	3,955	791	4,537	26,102	-	$92,759
Interest and investment income	15,169	42,773	84,478	170	47	(2,220)	10,134	(259)	$150,292
Miscellaneous – net	(4,049)	(8,928)	(2,584)	(3,951)	(1,453)	(4,264)	(617)	2	$ (25,844)
Total	20,190	42,539	121,504	174	(615)	(1,947)	35,619	(257)	$217,207
INTEREST AND OTHER CHARGES:
Interest expense	82,860	83,251	136,967	57,345	11,344	96,035	45,214	781	$513,797
Allowance for borrowed funds used during construction	(2,457)	(3,343)	(18,611)	(2,103)	(374)	(3,258)	(7,165)	(1)	$ (37,312)
Total	80,403	79,908	118,356	55,242	10,970	92,777	38,049	780	$476,485
INCOME BEFORE INCOME TAXES	247,171	211,593	152,159	105,447	24,305	75,089	188,981	4,917	$1,009,662
Income taxes	94,806	52,616	(128,922)	58,679	7,240	33,118	77,115	(145,312)	$49,340
CONSOLIDATED NET INCOME	152,365	158,977	281,081	46,768	17,065	41,971	111,866	150,229	$960,322
Preferred dividend requirements and other	6,873	825	6,950	2,828	965	-	-	(1,112)	$17,329
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$ 145,492	$ 158,152	$ 274,131	$ 43,940	$ 16,100	$ 41,971	$ 111,866	$ 151,341	$942,993
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2012 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2012.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	9,597	35,085	814	585	319	528	100	$ 57,350	104,378
Temporary cash investments	24,936	601	29,272	52,385	9,072	59,708	83,522	16,259	275,755
Total cash and cash equivalents	34,533	35,686	30,086	52,970	9,391	60,236	83,622	73,609	380,133
Securitization recovery trust account	4,403	-	4,382	-	-	37,255	-	-	46,040
Accounts receivable:								-
Customer	98,036	53,480	86,072	49,836	33,142	53,836	-	1	374,403
Allowance for doubtful accounts	(28,343)	(711)	(867)	(910)	(446)	(680)	-	1	(31,956)
Associated companies	67,277	71,697	42,938	25,504	29,326	68,750	93,381	(370,144)	28,729
Other	71,956	18,736	9,354	11,072	3,115	10,450	5,904	19,094	149,681
Accrued unbilled revenues	72,902	51,586	79,354	43,045	18,124	38,252	-	1	303,264
Total account receivable	281,828	194,788	216,851	128,547	83,261	170,608	99,285	(351,047)	824,121
Deferred fuel costs	97,305	-	26,568	26,490	-	-	-	-	150,363
Accumulated deferred income taxes	72,196	-	113,319	44,027	9,517	34,988	74,331	503	348,881
Fuel inventory – at average cost	48,975	26,967	23,583	48,778	1,777	55,388	-	-	205,468
Materials and supplies – at average cost	148,682	121,289	152,170	40,331	10,889	32,853	82,443	-	588,657
Deferred nuclear refueling outage costs	38,410	5,953	44,457	-	-	-	35,155	-	123,975
System agreement cost equalization	-	-	-	-	-	16,880	-	-	16,880
Prepaid Taxes	-	-	7,937	-	1,377	53,668		(62,982)	-
Prepayments and other	10,586	7,911	12,129	5,329	3,201	18,206	2,080	11,335	70,777
Total	736,918	392,594	631,482	346,472	119,413	480,082	376,916	(328,582)	2,755,295
OTHER PROPERTY AND INVESTMENTS:								-
Investment in affiliates – at equity	-	289,664	807,423	-	-	678	-	(494)	1,097,271
Decommissioning trust funds	600,578	477,391	287,418	-	-	-	490,572	-	1,855,959
Non-utility property – at cost less accumulated depreciation	1,671	165,410	578	4,698	1,016	638	-	208	174,219
Storm reserve escrow account	-	86,984	186,985	-	10,605	-	-	(284,574)	-
Escrow accounts	-	-	-	61,836	-	-	-	(61,836)	-
Other	41,182	13,404	-	-	-	17,263	-	350,290	422,139
Total	643,431	1,032,853	1,282,404	66,534	11,621	18,579	490,572	3,594	3,549,588
PROPERTY, PLANT AND EQUIPMENT
Electric	8,693,659	7,279,953	8,603,319	3,708,743	860,358	3,475,776	3,987,672	654,973	37,264,453
Property under capital lease	1,154	-	324,440	8,112	-	-	569,355	32,138	935,199
Natural gas	-	135,723	404,714	-	217,769	-	-	(404,714)	353,492
Construction work in progress	205,982	125,448	204,019	62,876	11,135	90,469	40,392	232,750	973,071
Nuclear fuel	303,825	146,768	-	-	-	-	252,682	204,018	907,293
Total property, plant and equipment	9,204,620	7,687,892	9,536,492	3,779,731	1,089,262	3,566,245	4,850,101	719,165	40,433,508
Less – accumulated depreciation and amortization	4,104,882	4,003,385	3,590,146	1,324,627	549,587	1,332,349	2,568,862	366,549	17,840,387
Property, plant and equipment – net	5,099,738	3,684,507	5,946,346	2,455,104	539,675	2,233,896	2,281,239	352,616	22,593,121
DEFERRED DEBITS AND OTHER ASSETS:								-
Regulatory assets:								-
Regulatory asset for income taxes - net	80,751	171,051	193,114	63,614	-	131,287	126,503	(24,290)	742,030
Other regulatory assets	1,221,636	409,653	913,562	401,471	202,003	1,114,536	330,074	432,977	5,025,912
Deferred fuel costs	-	100,124	67,998	-	4,080	-	-	-	172,202
Long-term receivables - associated companies	-	-	-	-	-	29,510	-	(29,510)	-
Goodwill	-	-	-	-	-	-	-	374,099	374,099
Accumulated deferred income taxes	-	-	-	-	-	-	-	10,461	10,461
Other	36,971	12,337	39,178	20,832	4,997	17,891	18,212	65,004	215,422
Total	1,339,358	693,165	1,213,852	485,917	211,080	1,293,224	474,789	828,741	6,540,126
TOTAL ASSETS	7,819,445	5,803,119	9,074,084	3,354,027	881,789	4,025,781	3,623,516	856,369	35,438,130
 (a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2012 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2012.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 330,000	$ 75,000	$ 14,236	$ 100,000	$ 70,000	$ -	$ 111,854	$ -	$ 701,090
Notes payable and commercial paper:								-
Associated companies	-	-	-	-	-	-	-	28,000	28,000
Other	36,735	-	54,657	-	-	-	39,986	21	131,399
Accounts payable:								-
Associated companies	39,288	89,377	103,454	42,398	28,778	88,743	5,564	(381,804)	15,798
Other	200,964	97,509	266,904	44,856	31,209	65,261	44,433	206,057	957,193
Customer deposits	85,198	48,265	88,805	71,182	21,974	38,859	-	4,795	359,078
Taxes accrued	214,969	21,021	-	52,327	-	-	181,477	195,097	664,891
Accumulated deferred income taxes	5,927	22,249	-	218	-	-	1,789	(22,228)	7,955
Interest accrued	28,418	25,437	37,264	18,226	3,020	32,166	15,619	1	160,151
Deferred fuel costs	-	948	-	-	2,157	93,334	-	-	96,439
Obligations under capital leases	-	-	-	-	-	-	-	3,880	3,880
Pension and other postretirement liabilities	-	7,803	9,170	-	-	853	-	71,574	89,400
System agreement cost equalization	-	-	-	-	16,880	8,968	-	-	25,848
Gas hedge contracts	-	2,620	3,442	-	-	-		(6,062)	-
Other	45,208	11,999	13,382	21,490	3,479	2,839	2,429	5,226	106,052
Total	986,707	402,228	591,314	350,697	177,497	331,023	403,151	104,557	3,347,174
								-
NON-CURRENT LIABILITIES:								-
Accumulated deferred income taxes and taxes accrued	1,829,281	1,403,195	930,606	761,812	172,790	1,009,081	782,469	(44,905)	6,844,329
Accumulated deferred investment tax credits	40,947	78,312	70,193	7,257	1,300	17,743	56,188	1,756	273,696
Obligations under capital leases	-	-	-	5,329	-	-	-	29,212	34,541
Regulatory liability for income taxes - net	-	-	-	-	24,291	-	-	(24,291)	-
Other regulatory liabilities	143,901	103,444	376,801	1,235	11,060	6,150	256,024	(1)	898,614
Decommissioning and asset retirement cost liabilities	680,712	380,822	418,122	6,039	2,193	4,103	478,371	-	1,970,362
Accumulated provisions	5,822	97,230	196,474	35,820	15,031	6,609	-	815	357,801
Pension and other postretirement liabilities	614,805	416,220	539,703	160,866	83,790	155,241	142,617	778,545	2,891,787
Long-term debt	1,793,895	1,442,429	2,811,859	1,069,519	126,300	1,617,813	671,945	-	9,533,760
Long-term payables - associated companies	-	29,510	-	-	-	-	-	(29,510)	-
Gas system rebuild insurance proceeds	-	-	-	-	44,207	-	-	(44,207)	-
Other	27,409	66,725	68,516	25,426	7,985	23,872	22	489,227	709,182
Total	5,136,772	4,017,887	5,412,274	2,073,303	488,947	2,840,612	2,387,636	1,156,641	23,514,072
Commitments and Contingencies								-
								-
Subsidiaries preferred stock without sinking fund	116,350	-	-	50,381	19,780	-	-	-	186,511
								-
EQUITY:								-
Common stock or members’ equity	470	1,438,233	3,016,628	199,326	33,744	49,452	789,350	(3,365,935)	2,161,268
Paid-in capital/capital stock expense and other	588,444	-	-	(690)	36,294	481,994	-	1,311,602	2,417,644
Retained earnings	990,702			681,010	125,527	322,700	43,379	1,889,123	4,052,441
Accumulated other comprehensive income (loss)	-	(65,229)	(46,132)	-	-	-	-	(103,619)	(214,980)
Less – treasury stock, at cost	-	-	-	-	-	-	-	120,000	120,000
Total	1,579,616	1,373,004	2,970,496	879,646	195,565	854,146	832,729	(388,829)	8,296,373
Preferred membership interests without sinking fund	-	10,000	100,000	-	-	-	-	(16,000)	94,000
Total	1,579,616	1,383,004	3,070,496	879,646	195,565	854,146	832,729	(404,829)	8,390,373
								-
TOTAL LIABILITIES AND EQUITY	$7,819,445	$5,803,119	$9,074,084	$3,354,027	$881,789	$4,025,781	$3,623,516	$856,369	$35,438,130
 (a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2012	2011	2010	2009	2008
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	145.5	158.0	165.7	60.0	40.3
Less Special Items ($ millions)	(13)	-	-	-	-
Operational Earnings ($ millions)	158.5	158.0	165.7	60.0	40.3
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.6	11.1	11.8	4.3	2.9
Return on Average Invested Capital – As-Reported (%)	5.5	6.2	6.7	3.7	3.2
Cash Flow Interest Coverage (# times)	7.3	7.9	6.7	5.3	6.3
Debt to Capital Ratio (%)	56.0	55.0	55.9	54.0	53.5
Total Debt ($ millions)	2,162	1,911	1,928	1,793	1,745
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,580	1,444	1,404	1,412	1,400
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	10.5	11.1	11.8	4.3	2.9
Return on Average Invested Capital – Operational (%)	6.0	6.4	6.8	3.7	3.2
Total Debt, excluding securitization debt ($ millions)	2,060	1,797	1,804	1,793	1,745
Debt to Capital Ratio, excluding securitization debt (%)	54.8	53.5	54.3	54.0	53.5
Net Debt to Net Capital Ratio, excluding securitization debt (%)	54.4	53.2	52.8	52.8	52.9

ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	158.2	200.8	173.5	152.5	131.1
Less Special Items ($ millions)	(5)	-	-	-	-
Operational Earnings ($ millions)	162.8	200.8	173.5	152.5	131.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.7	14.5	12.1	11.3	10.2
Return on Average Invested Capital – As-Reported (%)	7.2	8.5	7.5	6.7	5.8
Cash Flow Interest Coverage (# times)	5.3	7.0	8.4	3.1	5.4
Debt to Capital Ratio (%)	52.3	53.6	52.0	55.8	62.7
Total Debt ($ millions)	1,517	1,542	1,584	1,783	2,188
Total Preferred ($ millions)	10	10	10	10	10
Total Equity ($ millions)	1,373	1,324	1,454	1,403	1,293
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	12.1	14.5	12.1	11.3	10.2
Return on Average Invested Capital – Operational (%)	7.4	8.5	7.7	7.8	7.8
Total Debt, excluding assumption debt ($ millions)	1,517	1,542	1,584	1,615	1,418
Debt to Capital Ratio, excluding assumption debt (%)	52.3	53.6	52.0	53.3	52.1
Net Debt to Net Capital Ratio, excluding assumption debt (%)	51.7	53.2	49.4	51.0	51.2

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	274.1	467.0	224.5	225.9	150.6
Less Special Items ($ millions)	(7)	-	-	-	-
Operational Earnings ($ millions)	280.7	467.0	224.5	225.9	150.6
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	10.1	20.7	11.7	13.2	9.8
Return on Average Invested Capital – As-Reported (%)	6.5	12.1	7.6	8.2	7.1
Cash Flow Interest Coverage (# times)	4.9	5.9	10.4	2.3	14.0
Debt to Capital Ratio (%)	48.4	47.2	46.1	49.9	46.1
Total Debt ($ millions)	2,881	2,297	1,830	1,902	1,462
Total Preferred ($ millions)	100	100	100	100	100
Total Equity ($ millions)	2,971	2,465	2,037	1,812	1,608
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	10.3	20.7	11.7	13.2	9.8
Return on Average Invested Capital – Operational (%)	6.9	12.4	7.6	8.2	7.1
Total Debt, excluding securitization debt ($ millions)	2,699	2,090	1,830	1,902	1,462
Debt to Capital Ratio, excluding securitization debt (%)	46.8	44.9	46.1	49.9	46.1
Net Debt to Net Capital Ratio, excluding securitization debt (%)	46.5	44.9	44.4	47.8	43.6

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2012	2011	2010	2009	2008
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	43.9	105.9	82.5	76.5	58.4
Less Special Items ($ millions)	(8)	-	-	-	-
Operational Earnings ($ millions)	51.4	105.9	82.5	76.5	58.4
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	5.1	13.5	11.6	11.2	8.8
Return on Average Invested Capital – As-Reported (%)	4.1	8.0	7.3	7.3	6.3
Cash Flow Interest Coverage (# times)	4.7	3.1	3.3	5.4	2.7
Debt to Capital Ratio (%)	55.9	51.2	51.7	53.4	49.4
Total Debt ($ millions)	1,178	931	839	852	703
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	880	836	733	694	669
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	6.0	13.5	11.6	11.2	8.8
Return on Average Invested Capital – Operational (%)	4.5	8.0	7.3	7.3	6.3
Net Debt to Net Capital Ratio (%)	54.7	51.2	51.7	50.5	49.4

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	16.1	35.0	30.1	29.5	33.4
Less Special Items ($ millions)	(1)	-	-	-	-
Operational Earnings ($ millions)	17.0	35.0	30.1	29.5	33.4
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.5	19.0	15.3	14.3	17.4
Return on Average Invested Capital – As-Reported (%)	6.1	11.5	8.9	8.2	9.4
Cash Flow Interest Coverage (# times)	5.7	5.1	4.9	9.8	5.3
Debt to Capital Ratio (%)	47.7	45.3	44.6	54.8	54.5
Total Debt ($ millions)	196	167	167	272	273
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	196	181	188	205	208
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.0	19.0	15.3	14.3	17.4
Return on Average Invested Capital – Operational (%)	6.3	11.5	8.9	8.2	9.4
Net Debt to Net Capital Ratio (%)	46.5	43.8	35.1	26.5	37.3

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	42.0	80.8	66.2	63.8	57.9
Less Special Items ($ millions)	(5)	-	-	-	-
Operational Net Income ($ millions)	46.6	80.8	66.2	63.8	57.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	4.8	9.4	7.9	7.3	6.1
Return on Average Invested Capital – As-Reported (%)	3.9	5.4	4.9	5.4	4.5
Cash Flow Interest Coverage (# times)	3.9	3.6	1.4	3.7	1.1
Debt to Capital Ratio (%)	65.4	65.1	66.8	66.3	59.9
Total Debt ($ millions)	1,618	1,677	1,659	1,658	1,345
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	854	899	824	844	900
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	5.3	9.4	7.9	7.3	6.6
Return on Average Invested Capital – Operational (%)	5.5	7.8	7.3	7.1	5.5
Total Debt, excluding securitization debt ($ millions)	928	927	852	820	1,035
Total Equity, excluding equity infusion from parent returned beginning of 2008 ($ millions)	854	899	824	844	900
Debt to Capital Ratio, excluding securitization debt and equity infusion from parent (%)	52.2	50.8	50.8	49.3	53.5
Net Debt to Net Capital Ratio, excluding securitization debt and equity infusion from parent (%)	50.4	48.9	49.8	42.3	53.4

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2012	2011	2010	2009	2008
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	111.9	64.2	82.6	48.9	91.1
Less Special Items ($ millions)	-	-	-	-	-
Operational Net Income ($ millions)	111.9	64.2	82.6	48.9	91.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	13.7	8.0	10.1	5.8	10.6
Return on Average Invested Capital – As-Reported (%)	8.4	5.6	6.8	4.4	7.1
Cash Flow Interest Coverage (# times)	11.7	11.4	5.9	10.7	4.9
Debt to Capital Ratio (%)	49.7	48.3	51.7	49.7	51.2
Total Debt ($ millions)	824	747	869	820	899
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	833	801	812	830	856
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	13.7	8.0	10.1	5.8	10.6
Return on Average Invested Capital – Operational (%)	8.4	5.6	6.8	4.4	7.1
Net Debt to Net Capital Ratio (%)	47.1	41.2	42.7	40.1	48.2

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE		2012	2011	2010
									(in millions)
29364DAN0	5.40% Series	M	5.4%	08/13	Now	MW (T + .35%)		$ 300	$ 300	$ 300
472712ER5	4.6% Series – Jefferson County(c,d)	G(b)	4.6%	2017	Now	100%		55	55	55
29364DAH3	5.0% Series	M	5.0%	07/18	Now	100%		115	115	115
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)		350	350	350
453424BP7	5.0% Series – Independence County(c,d)	G(b)	5.0%	2021	Now	100%		45	45	45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)		175	175	175
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	100%		100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%		60	60	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/15	100%		225	225	225
29364D761	4.90% Series	M	4.9%	12/52	12/1/17	100%		200	-	-
	Total bonds							1,625	1,425	1,425
OTHER LONG-TERM DEBT:
	5.60% Series G – Variable Interest Entity Note Payable		5.60%	09/11				-	-	35
	9% Series H – Variable Interest Entity Note Payable		9.00%	06/13				30	30	30
	5.69% Series I – Variable Interest Entity Note Payable		5.69%	07/14				70	70	70
	3.23% Series J – Variable Interest Entity Note Payable		3.23%	07/16				55	55	-
	2.62% Series K – Variable Interest Entity Note Payable		2.62%	12/17				60	-	-
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21				102	114	124
	Long-Term United States Department of Energy Obligation(e)							181	181	181
	Unamortized Premium and Discount – Net							(1)	(1)	(1)
	Other							2	2	-
TOTAL LONG-TERM DEBT(f)								2,124	1,876	1,864
Less Amount Due Within One Year								330	-	35
Long-Term Debt Excluding Amount Due Within One Year								$ 1,794	$ 1,876	$ 1,829
Fair Value of Long-Term Debt(a)								$ 1,876	$ 1,756	$ 1,713
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate								4.9%	5.0%	5.1%
(a) The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy and are based on prices derived from inputs such as benchmark yields and reported trades. See pgs. 182 - 190 of 2012 10-K for further detail.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) The bonds were called in their entirety at par on 2/4/13.
 (e) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner / licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.
(f) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be redeemed prior to or following the spin off and merger: $0.45 billion for Entergy Arkansas, $0.25 billion for Entergy Gulf States
       Louisiana $0.33 billion for Entergy Louisiana, $0.24 billion for Entergy Mississippi, $0.03 billion for Entergy New Orleans, and $0.64 billion for Entergy Texas. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2012	2011	2010	2012	2011	2010		2012
	Without sinking fund:						(in millions)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$ 7	$ 7	$ 7		$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9		107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8		102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8		102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10		102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75	75		25
	Total without sinking fund (b)		3,413,500	3,413,500	3,413,500	$ 116	$ 116	$ 116
(a) Series is callable at par.
(a) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each
Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE		2012	2011	2010
									(in millions)
128318BH4	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%		$ -	$ -	$ 26
730816AF2	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%		-	-	9
450877AJ4	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%		-	-	12
546398K23	2.875% Series – Louisiana Public Facilities Authority	G(c,d)	2.875%	2015	Non-Call Life			32	32	32
952789AZ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%		-	11	11
29365PAN2	6.00% Series	M	6.0%	05/18	Now	MW (T + .40%)		375	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T +. 25%)		250	250	250
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)		300	300	300
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(c,d)	5.0%	2028	9/1/15	100%		84	84	84
29364LAL6	6.2% Series	M(b)	6.2%	07/33	Now	100%		240	240	240
29364LAT9	6.18% Series	M(b)	6.18%	03/35	Now	100%		85	85	85
	Total bonds							1,366	1,377	1,424
OTHER LONG-TERM DEBT:
	5.41% Series O – Variable Interest Entity Note Payable		5.41%	07/12				-	60	60
	5.56% Series N – Variable Interest Entity Note Payable		5.56%	05/13				75	75	75
	3.25% Series Q – Variable Interest Entity Note Payable		3.25%	07/17				75	-	-
	Credit Facility – weighted average rate 2.25%		2.25%	07/13				-	29	24
	Unamortized Premium and Discount – Net							(2)	(2)	(2)
	Other							4	4	4
TOTAL LONG-TERM DEBT(e)								1,517	1,542	1,584
Less Amount Due Within One Year								75	60	-
Long-Term Debt Excluding Amount Due Within One Year								$ 1,442	$ 1,482	$ 1,584
Fair Value of Long-Term Debt(a)								$ 1,669	$ 1,642	$ 1,644
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate								5.3%	5.4%	5.5%
 (a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 182 - 190 of 2012 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
 (b) Entergy Gulf States Louisiana was primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2007.  Under a debt assumption agreement with

       Entergy Gulf States Louisiana,  Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas. By June 2010, Entergy Texas had repaid the outstanding assumed debt and the debt assumption agreement was terminated.
(c) Consists of pollution control revenue bonds and environmental revenue bonds.
(d) The bonds are secured by a series of collateral first mortgage bonds.
(e) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be redeemed prior to or following the spin off and merger: $0.45 billion for Entergy Arkansas, $0.25 billion for Entergy Gulf States
        Louisiana $0.33 billion for Entergy Louisiana, $0.24 billion for Entergy Mississippi, $0.03 billion for Entergy New Orleans, and $0.64 billion for Entergy Texas. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

			SHARES / UNITS							CALL PRICE
			AUTHORIZED AND OUTSTANDING						PER SHARE / UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2012	2011	2010	2012	2011	2010		2012
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
29365P201	8.25% Series(a)	8.25%	100,000	100,000	100,000	$ 10	$ 10	$ 10		-
	Authorized 6,000,000 shares, $100 par value, cumulative
	Total without sinking fund (b)		100,000	100,000	100,000	$ 10	$ 10	$ 10
(a) Series is callable at par on and after December 15, 2015.
(a) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each
Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE		2012	2011	2010
									(in millions)
29364WAJ7	6.50% Series	M	6.5%	09/18	Now	MW (T + .40%)		$ 300	$ 300	$ 300
29364WAN8	4.8% Series	M	4.8%	05/21	Now	MW (T + .25%)		200	200	-
29364WAK4	5.40% Series	M	5.4%	11/24	Now	MW (T + .35%)		400	400	400
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)		250	250	250
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(b,c)	5.0%	2030	12/1/15	100%		115	115	115
29364WAB4	6.4% Series	M	6.4%	10/34	Now	100%		70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	100%		100	100	100
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%		150	150	150
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%		150	150	150
29364WAP3	1.875% Series	M	1.875%	12/14	Now	MW (T + .25%)		250	-	-
29364W504	5.25% Series	M	5.25%	07/52	7/1/17	100%		200	-	-
29364WAR9	3.30% Series	M	3.3%	12/22	Now	MW (T + .25%)		200	-	-
	Total bonds							2,385	1,735	1,535
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%					163	188	224
	Bank Credit Facility – weighted average rate 1.71%(e)		1.71%					-	50	-
	5.69% Series E – Variable Interest Entity Note Payable		5.69%	07/14				50	50	50
	3.30% Series F – Variable Interest Entity Note Payable		3.30%	03/16				20	20	-
	3.25% Series G – Variable Interest Entity Note Payable		3.25%	07/17				25	-	-
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	09/23				182	207	-
	Unamortized Premium and Discount – Net							(2)	(2)	(2)
	Other							4	4	-
TOTAL LONG-TERM DEBT(d)								2,826	2,252	1,807
Less Amount Due Within One Year								14	75	36
Long-Term Debt Excluding Amount Due Within One Year								$ 2,812	$ 2,177	$ 1,772
Fair Value of Long-Term Debt(a)								$ 2,921	$ 2,211	$ 1,515
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate								4.9%	5.4%	5.9%
 (a) The fair value excludes lease obligations of $163 million at Entergy Louisiana and includes debt due within one year.  Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 182 - 190 of

2012 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be redeemed prior to or following the spin off and merger: $0.45 billion for Entergy Arkansas, $0.25 billion for Entergy Gulf States
        Louisiana $0.33 billion for Entergy Louisiana, $0.24 billion for Entergy Mississippi, $0.03 billion for Entergy New Orleans, and $0.64 billion for Entergy Texas. See pgs. 12 - 15 of 2012 10-K for further detail.
(e) The interest rate that applied to outstanding borrowings at the end of 2011 was 0.67%.
Totals may not foot due to rounding.

			UNITS
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2012	2011	2010	2012	2011	2010		2012
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
293649307	6.95% Series(a)	6.95%	1,000,000	1,000,000	1,000,000	$ 100	$ 100	$ 100		$ 100
	Total without sinking fund (b)		1,000,000	1,000,000	1,000,000	$ 100	$ 100	$ 100
(a) Series is callable at par.
(a) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each
Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE		2012	2011	2010
								(in millions)
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)		$ -	$ -	$ 80
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)		100	100	100
29364NAN8	5.92% Series	M	5.92%	02/16	Now	MW (T + .30%)		-	-	100
29364NAQ1	3.25% Series	M	3.25%	06/16	Now	MW (T + .25%)		125	125	-
29364NAK4	4.95% Series	M	4.95%	06/18	Now	100%		95	95	95
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)		150	150	150
605277AF9	4.60% Series – Mississippi Business Finance Corp.	G(b,c)	4.6%	2022	Now	100%		16	16	16
453424BS1	4.90% Series – Independence County(d)	G(b,c)	4.9%	2022	6/2/2013	102%		30	30	30
29364N876	6.0% Series	M	6.0%	11/32	Now	100%		75	75	75
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)		100	100	100
29364N843	6.20% Series	M	6.2%	04/40	4/15/15	100%		80	80	80
29364N835	6.00% Series	M	6.0%	05/51	5/1/16	100%		150	150	-
29364NAR9	3.10% Series	M	3.1%	07/23	Now	MW (T + .25 bps)		250	-	-
	Total bonds							1,171	921	826
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net							(2)	(1)	(1)
TOTAL LONG-TERM DEBT(e)								1,170	920	825
Less Amount Due Within One Year								100	-	80
Long-Term Debt Excluding Amount Due Within One Year								$ 1,070	$ 920	$ 745
Fair Value of Long-Term Debt(a)								$ 1,231	$ 986	$ 802
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate								5.0%	5.5%	5.7%
 (a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 182 - 190 of 2012 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) In April 2008, Entergy Mississippi repurchased its $30 million of Auction Rate Independence County Pollution Control Revenue Bonds due July 2022. In June 2008, Entergy Mississippi remarketed the series and fixed the interest rate to maturity at 4.90%.
(e) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be redeemed prior to or following the spin off and merger: $0.45 billion for Entergy Arkansas, $0.25 billion for Entergy Gulf States
        Louisiana $0.33 billion for Entergy Louisiana, $0.24 billion for Entergy Mississippi, $0.03 billion for Entergy New Orleans, and $0.64 billion for Entergy Texas. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2012	2011	2010	2012	2011	2010		2012
							(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$ 6	$ 6	$ 6		$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4		107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10		102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30	30		$ 25
	Total without sinking fund (b)		1,403,807	1,403,807	1,403,807	$ 50	$ 50	$ 50
(a) Series is callable at par.
(b) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each
Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE		2012	2011	2010
									(in millions)
29364PAH6	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)		70	70	70
29364PAM5	5.10% Series	M	5.1%	12/20	Now	MW (T + .35%)		25	25	25
29364PAK9	5.6% Series	M	5.6%	09/24	Now	100%		33	33	34
29364PAJ2	5.65% Series	M	5.65%	09/29	Now	100%		38	38	39
29364P509	5.0% Series	M	5.0%	12/52	12/1/2017	100%		30	-	-
	Total bonds							196	167	167
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net							-	-	-
TOTAL LONG-TERM DEBT(c)								196	167	167
Less Amount Due Within One Year								70	-	-
Long-Term Debt Excluding Amount Due Within One Year								$ 126	$ 167	$ 167
Fair Value of Long-Term Debt(a)								$ 201	$ 169	$ 171
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate								5.3%	5.4%	5.4%
 (a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 182 - 190 of 2012 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) The affiliate note payable at Entergy New Orleans that was due May 2010 was classified as current notes payable - associated companies in 2009.
(c) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be redeemed prior to or following the spin off and merger: $0.45 billion for Entergy Arkansas, $0.25 billion for Entergy Gulf States
       Louisiana $0.33 billion for Entergy Louisiana, $0.24 billion for Entergy Mississippi, $0.03 billion for Entergy New Orleans, and $0.64 billion for Entergy Texas. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2012	2011	2010	2012	2011	2010		2012
	Without sinking fund:						(in millions)
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$ 8	$ 8	$ 8		$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6		104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6		102.59
	Total without sinking fund (a)		197,798	197,798	197,798	$ 20	$ 20	$ 20
(a) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each
Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2012	2011	2010
									(in millions)
29365TAB0	3.60% Series	M	3.6%	06/15	Now	MW (T +. 25%)	$ 200	$ 200	$ 200
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	500	500
29365TAC8	4.1% Series	M	4.1%	09/21	Now	MW (T + .35%)	75	75	-
29365T203	7.875% Series	M	7.875%	06/39	06/14	100%	150	150	150
	Total bonds						925	925	850
OTHER LONG-TERM DEBT:
29365QAA8	5.51% Series Senior Secured, Series A - Securitization Bond		5.51%	10/13			-	18	38
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			119	122	122
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	06/22			114	114	114
29365KAA1	2.12% Series Senior Secured - Securitization Bond		2.12%	02/16			93	132	170
29365KAB9	3.65% Series Senior Secured - Securitization Bond		3.65%	08/19			145	145	145
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219	219
	Unamortized Premium and Discount – Net						(3)	(3)	(3)
	Other						5	5	5
TOTAL LONG-TERM DEBT(d)							1,618	1,677	1,659
Less Amount Due Within One Year							-	-	-
Long-Term Debt Excluding Amount Due Within One Year							$ 1,618	$ 1,677	$ 1,659
Fair Value of Long-Term Debt(a)							$ 1,886	$ 1,906	$ 1,822
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.5%	5.4%	5.4%
 (a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 182 - 190 of 2012 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
 (c) Entergy Gulf States Louisiana was primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2007.  Under a debt assumption agreement with

Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas. By June 2010, Entergy Texas had repaid the outstanding assumed debt and the debt assumption agreement was terminated.
(d) Pursuant to the planned spin-off and merger of Entergy's transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be redeemed prior to or following the spin off and merger: $0.45 billion for Entergy Arkansas, $0.25 billion for Entergy Gulf States
       Louisiana $0.33 billion for Entergy Louisiana, $0.24 billion for Entergy Mississippi, $0.03 billion for Entergy New Orleans, and $0.64 billion for Entergy Texas. See pgs. 12 - 15 of 2012 10-K for further detail.
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2012	2011	2010
									(in millions)
871911AR4	6.2% Series	M	6.2%	10/12	Now	MW (T + .35%)	$ -	$ 70	$ 70
605277AB8	5.875% Series – Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
605277AC6	5.9% Series – Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	100%	-	103	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	-	50	90
871911AS2	4.10% Series	M	4.1%	04/23	Now	MW (T + 0.40%)	250	-	-
	Total bonds						466	439	479
OTHER LONG-TERM DEBT:
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%	01/14			139	179	222
	6.29% Series F – Variable Interest Entity Note Payable		6.29%	09/13			70	70	70
	5.33% Series G – Variable Interest Entity Note Payable		5.33%	04/15			60	60	60
	4.02% Series H – Variable Interest Entity Note Payable		4.02%	02/17			50	-	-
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							784	747	830
Less Amount Due Within One Year							112	110	34
Long-Term Debt Excluding Amount Due Within One Year							$ 672	$ 637	$ 797
Fair Value of Long-Term Debt(a)							$ 665	$ 583	$ 612
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.2%	5.8%	5.7%
 (a) The fair value excludes lease obligations of $139 million at System Energy and includes debt due within one year.  Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 182 - 190 of

2012 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
				OWNED &
	OPERATED			LEASED	OPERATED
As of December 31, 2012.	PLANTS	UNITS		(MW)(a)	(MW)
Plants that use fuel type:
Gas/Oil	28	68		14,992	15,330
Coal	3	5		2,254	3,877
Petroleum Coke	1	2		-	200
Total Fossil	32	75		17,246	19,407
Hydro	3	7		74	154
Nuclear	4	5		5,249	5,392
Total Capability	39	87		22,569	24,953
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA
	2012	2011	2010	2009	2008
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	31,011	30,042	26,637	21,767	24,552
Coal	13,320	14,915	15,616	15,101	15,648
Nuclear	37,714	40,102	42,339	41,851	37,994
Hydro	108	160	139	233	197
Total Net Generation	82,154	85,219	84,731	78,952	78,391
Purchased Power:
Affiliated Companies	713	803	738	741	817
Non-affiliated Companies	32,982	32,896	33,155	30,708	32,582
Total Purchased Power	33,695	33,699	33,893	31,449	33,399
Total Sources of Energy	115,850	118,918	118,625	110,401	111,790
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	34,665	36,684	37,465	33,626	33,047
Commercial	28,724	28,720	28,831	27,476	27,340
Industrial	41,181	40,810	38,751	35,638	37,843
Governmental	2,434	2,474	2,463	2,408	2,379
Total Retail	107,004	108,688	107,510	99,148	100,609
Sales for Resale	3,200	4,111	4,372	4,862	5,401
Unbilled Energy	15	(131)	(173)	631	(264)
Total Electric Energy Sales	110,219	112,668	111,709	104,641	105,746
Line Losses and Company Usage	5,631	6,250	6,916	5,760	6,044
Total Uses of Energy	115,850	118,918	118,625	110,401	111,790
Peak Demand (MW)	21,866	22,387	21,799	21,009	21,241
Operational Summer Capacity at Peak (MW)	23,407	23,979	24,310	23,578	24,844
Annual System Load Factor (%)	60	60	62	60	59
Retail Electric Sales Growth Rate (%)	(1.5)	1.1	8.4	(1.5)	(1.4)
Retail Electric Sales Weather-Adjusted Growth Rate (%)	1.9	2.0	4.3	(1.5)	(0.5)
Regional Gross Domestic Product Rate (%)	2.9	2.7	9.1	(4.2)	(0.2)
National Gross Domestic Product Rate (%)	2.2	1.7	2.4	(3.1)	(0.3)
Average Fuel Cost (cents/KWh)
Natural Gas	3.15	4.85	5.39	5.64	10.28
Nuclear Fuel	0.85	0.81	0.78	0.66	0.60
Coal	2.60	2.31	2.00	2.04	2.06
Fuel Oil	-	-	-	-	19.45
Purchased Power	3.58	4.59	5.28	5.29	7.92
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2012 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	765,564	388,725	687,043	453,707	174,108	553,107	-	-	3,022,254	38%
Commercial	472,046	349,210	482,382	381,346	163,911	325,342	-	-	2,174,237	28%
Industrial	439,467	391,776	731,215	140,460	31,374	299,441	-	-	2,033,733	26%
Governmental	19,787	18,522	37,940	36,289	62,718	22,940	-	-	198,196	3%
Total Retail	1,696,864	1,148,233	1,938,580	1,011,802	432,112	1,200,830	-	-	7,428,421	94%
Sales for Resale	369,322	410,622	138,675	46,962	43,967	348,783	622,093	(1,801,599)	178,826	2%
Other	60,818	47,310	72,188	61,601	11,554	31,883	26	(21,978)	263,402	3%
Total	2,127,004	1,606,165	2,149,443	1,120,366	487,633	1,581,496	622,118	(1,823,577)	7,870,649	100%

FUEL REVENUES (included in above revenues)
Residential	143,394	134,464	215,717	137,760	56,274	164,387	-	-	851,996	33%
Commercial	109,845	135,686	151,733	122,805	61,972	128,204	-	-	710,247	28%
Industrial	125,068	219,667	393,942	58,721	15,354	165,768	-	-	978,521	38%
Governmental	4,651	5,850	11,925	10,210	24,768	8,070	-	-	65,474	3%
Total Retail	382,958	495,667	773,317	329,496	158,368	466,429	-	-	2,606,237	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,889	3,773	11,530	6,305	2,344	5,170	-	-	31,011	27%
Coal	7,179	2,033	-	2,605	-	1,503	-	-	13,320	11%
Nuclear	15,493	7,805	7,854	-	-	-	6,562	-	37,714	33%
Hydro	108	-	-	-	-	-	-	-	108	0%
Total Net Generation	24,669	13,611	19,384	8,910	2,344	6,673	6,562	-	82,154	71%
Purchased Power:
Affiliated Companies	2,940	7,357	8,163	4,415	3,385	5,754	-	(31,301)	713	0%
Non-affiliated Companies	4,130	7,936	7,653	1,393	448	11,423	-	-	32,982	28%
Total Purchased Power	7,070	15,293	15,816	5,808	3,833	17,177	-	(31,301)	33,695	29%
Total Sources of Energy	31,739	28,904	35,200	14,718	6,177	23,850	6,562	(31,301)	115,850	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,859	5,176	8,703	5,550	1,772	5,604	-	-	34,665	32%
Commercial	6,046	5,287	6,112	4,915	1,968	4,396	-	-	28,724	27%
Industrial	6,925	8,890	16,416	2,400	484	6,066	-	-	41,181	38%
Governmental	257	228	479	408	785	278	-	-	2,434	2%
Total Retail	21,087	19,581	31,710	13,273	5,009	16,344	-	-	107,004	100%
Sales for Resale	9,019	8,668	2,222	497	986	6,530	6,602	(31,325)	3,200	-
Unbilled Energy	13	11	32	24	(2)	(64)	-	-	15	-
Total Electric Energy Sales	30,119	28,260	33,964	13,794	5,993	22,810	6,602	(31,325)	110,219	-
Line Losses and Company Usage	1,620	644	1,236	924	184	1,040	(40)	24	5,631	-
Total Uses of Energy	31,739	28,904	35,200	14,718	6,177	23,850	6,562	(31,301)	115,850	-

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.74	7.51	7.89	8.17	9.82	9.87	-	-	8.72	-
Commercial	7.81	6.61	7.89	7.76	8.33	7.40	-	-	7.57	-
Industrial	6.35	4.41	4.45	5.85	6.48	4.94	-	-	4.94	-
Governmental	7.70	8.12	7.92	8.91	7.99	8.25	-	-	8.14	-

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2012)
Residential	583,882	331,735	583,975	368,660	146,706	364,997	-	-	2,379,955	86%
Commercial	89,618	50,616	76,509	63,083	14,155	45,247	-	-	339,228	12%
Industrial	21,295	3,379	6,914	3,598	2,112	4,932	-	-	42,230	2%
Governmental	681	1,698	5,804	4,419	1,769	2,271	-	-	16,642	1%
Total Retail Customers	695,476	387,428	673,202	439,760	164,742	417,447	-	-	2,778,055	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.
	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	765,564	755,807	773,012	768,500	755,780
Commercial	472,046	449,756	441,387	474,543	462,599
Industrial	439,467	421,384	414,791	433,321	461,486
Governmental	19,787	19,711	19,524	21,731	21,043
Total Retail	1,696,864	1,646,658	1,648,714	1,698,095	1,700,908
Sales for Resale	369,322	375,127	379,894	452,424	572,350
Other	60,818	62,525	53,839	60,743	55,091
Total Electric Operating Revenues	2,127,004	2,084,310	2,082,447	2,211,263	2,328,349

FUEL REVENUES (included in above revenues)
Residential	143,394	147,763	91,412	127,137	142,415
Commercial	109,845	110,070	65,809	95,959	111,657
Industrial	125,068	126,854	75,939	104,226	135,772
Governmental	4,651	4,965	2,976	4,416	5,129
Total Retail Fuel Revenues	382,958	389,652	236,136	331,738	394,973

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,889	1,078	984	1,003	300
Coal	7,179	7,636	8,233	7,955	8,273
Nuclear	15,493	14,194	15,023	15,168	14,168
Hydro	108	160	139	233	197
Total Net Generation	24,669	23,068	24,379	24,359	22,938
Purchased Power:
Affiliated Companies	2,940	4,280	3,887	3,776	3,480
Non-affiliated Companies	4,130	4,035	4,508	4,968	6,164
Total Purchased Power	7,070	8,315	8,395	8,744	9,644
Total Sources of Energy	31,739	31,383	32,774	33,103	32,582

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,859	8,229	8,501	7,464	7,678
Commercial	6,046	6,051	6,144	5,817	5,875
Industrial	6,925	7,029	7,082	6,376	7,211
Governmental	257	275	277	269	274
Total Retail	21,087	21,584	22,004	19,926	21,038
Sales for Resale	9,019	8,197	8,703	11,611	10,049
Unbilled Energy	13	(49)	(123)	111	13
Total Electric Energy Sales	30,119	29,732	30,584	31,648	31,100
Line Losses and Company Usage	1,620	1,651	2,190	1,455	1,482
Total Uses of Energy	31,739	31,383	32,774	33,103	32,582

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.74	9.18	9.09	10.30	9.84
Commercial	7.81	7.43	7.18	8.16	7.87
Industrial	6.35	5.99	5.86	6.80	6.40
Governmental	7.70	7.17	7.05	8.08	7.68

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	583,882	582,813	582,557	580,672	578,664
Commercial	89,618	88,895	88,725	87,929	87,322
Industrial	21,295	20,402	20,605	20,118	20,922
Governmental	681	693	674	661	640
Total Retail Customers	695,476	692,803	692,561	689,380	687,548
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Cecil Lynch	2	100%	1949	-	Gas/Oil	Reserve	20,800	-	-	-	-	-	2,567	801.5	2,058
	3	100%	1954	110	Gas/Oil	Peaking		-	21	3,235	-	-
Harvey Couch	1	100%	1943	-	Gas/Oil	Retired	-	-	-	-	-	-	(994)	(1,810.5)	1,800
	2	100%	1954	123	Gas/Oil	Peaking		-	-	-	-	-
Lake Catherine	1	100%	1950	47	Gas/Oil	Peaking	11,751	-	-	-	-	-	612,801	61.5	37,665
	2	100%	1950	45	Gas/Oil	Peaking		-	2	170	-	-
	3	100%	1953	96	Gas/Oil	Peaking		-	9	2,253	-	-
	4	100%	1970	533	Gas/Oil	Peaking		2	928	436,567	-	-
Hamilton Moses	1	100%	1951	-	Gas/Oil	Reserve	-	-	-	-	-	-	-	-	315
	2	100%	1951	-	Gas/Oil	Reserve		-	-	-	-	-
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	23,840	-	-	-	-	-	1,534	410.3	629
	2	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
	3	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
	4	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
Robert Ritchie	1	100%	1961	0	Gas/Oil	Peaking	-	-	-	-	-	-	(158)	(44.5)	7
	3	100%	1970	16	Gas/Oil	Reserve		-	-	-	-	-	-	-	734
Ouachita	1	100%	2002	255	Gas	Intermediate	7,462	1	34	263,822	-	Dry LNB, SCR	1,173,583	29.8	34,911
	2	100%	2002	257	Gas	Intermediate		1	33	210,654	-	Dry LNB, SCR
Hot Spring(e)	1	100%	2002	620	Gas	Intermediate	8,450	1	27	226,154		SCR	100,246	46.2	4,631
Independence	1	31.5%	1983	263	Coal	Base	10,390	5,113	1,690	1,828,494	94	OFA, ESP	1,634,375	27.4	44,782
White Bluff	1	57%	1980	465	Coal	Base	10,550	8,682	3,928	3,029,471	155	OFA, ESP	5,544,874	29.7	164,471
	2	57%	1981	481	Coal	Base		9,379	4,187	3,361,832	172	OFA, ESP
Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	-	-	-	-	-		-	-	1
Carpenter	1	100%	1932	31	Hydro	Peaking	-	-	-	-	-	-	80,907	13.9	1,121
	2	100%	1932	31	Hydro	Peaking		-	-	-	-	-
Remmel	1	100%	1925	4	Hydro	Peaking	-	-	-	-	-	-	27,067	42.0	1,136
	2	100%	1925	4	Hydro	Peaking		-	-	-	-	-
	3	100%	1925	4	Hydro	Peaking		-	-	-	-	-
Arkansas
Nuclear One	1	100%	1974	836	Nuclear PWR(d)	Base	10,316	-	-	-	-	-	15,493,131	20.8	322,567
	2	100%	1980	992	Nuclear PWR(d)	Base		-	-	-	-	-
Total				5,274									24,669,932	25.0	616,828
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d) PWR = Pressurized Water Reactor.
(e) Hot Spring facility was acquired on Nov. 30, 2012.
Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.
	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	388,725	479,060	498,319	393,490	553,527
Commercial	349,210	416,321	426,342	354,038	520,214
Industrial	391,776	490,378	488,974	383,272	672,213
Governmental	18,522	20,925	20,350	17,625	24,964
Total Retail	1,148,233	1,406,684	1,433,985	1,148,425	1,770,918
Sales for Resale	410,622	614,429	541,219	579,358	824,404
Other	47,310	48,435	40,506	48,827	37,630
Total Electric Operating Revenues	1,606,165	2,069,548	2,015,710	1,776,610	2,632,952

FUEL REVENUES (included in above revenues)
Residential	134,464	186,547	193,863	177,483	345,071
Commercial	135,686	178,013	182,546	175,960	343,938
Industrial	219,667	292,036	292,789	251,212	546,603
Governmental	5,850	7,453	7,251	7,341	14,572
Total Retail Fuel Revenues	495,667	664,049	676,449	611,996	1,250,184

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,773	3,547	2,533	1,705	1,951
Coal	2,033	2,605	2,535	2,472	2,615
Nuclear	7,805	7,686	8,363	7,836	6,334
Hydro	-	-	-	-	-
Total Net Generation	13,611	13,838	13,431	12,013	10,900
Purchased Power:
Affiliated Companies	7,357	6,446	7,021	6,768	7,725
Non-affiliated Companies	7,936	10,007	10,437	9,720	9,607
Total Purchased Power	15,293	16,453	17,458	16,488	17,332
Total Sources of Energy	28,904	30,291	30,889	28,501	28,232

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,176	5,383	5,538	5,090	4,888
Commercial	5,287	5,239	5,274	5,058	4,973
Industrial	8,890	9,041	8,801	7,601	8,416
Governmental	228	222	210	213	215
Total Retail	19,581	19,885	19,823	17,962	18,492
Sales for Resale	8,668	9,608	10,221	9,630	9,014
Unbilled Energy	11	(39)	(51)	149	(138)
Total Electric Energy Sales	28,260	29,454	29,993	27,741	27,368
Line Losses and Company Usage	644	837	896	760	864
Total Uses of Energy	28,904	30,291	30,889	28,501	28,232

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.51	8.90	9.00	7.73	11.32
Commercial	6.61	7.95	8.08	7.00	10.46
Industrial	4.41	5.42	5.56	5.04	7.99
Governmental	8.12	9.43	9.69	8.27	11.61

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	331,735	328,718	326,497	324,285	320,745
Commercial	50,616	50,277	49,886	49,319	48,636
Industrial	3,379	3,278	3,265	3,436	3,761
Governmental	1,698	1,615	1,627	1,652	1,666
Total Retail Customers	387,428	383,888	381,275	378,692	374,808
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
LA Station 2 (d)	10	100%	1950	-	Gas	Reserve	-	-	-	-	-	-	-	-	323
	11	100%	1950	-	Gas	Reserve		-	-	-	-	-
	12	100%	1953	-	Gas	Reserve		-	-	-	-	-
Willow Glen	1	100%	1960	152	Gas/Oil	Peaking	11,480	-	91	80,476	-	-	1,558,594	41.8	65,160
	2	100%	1964	195	Gas/Oil	Peaking		-	87	72,014	-	-
	3	100%	1968	-	Gas	Reserve		-	-	-	-	ESP
	4	100%	1973	470	Gas/Oil	Peaking		4	1,272	694,537	-	-
	5	100%	1976	-	Gas/Oil	Reserve		-	-	-	-	-
Roy S. Nelson	3	100%	1960	146	Gas/Oil	Intermediate	12,960	1	192	142,921	-	-	1,476,427	40.0	59,083
	4	100%	1970	410	Gas/Oil	Intermediate		5	1,019	960,913	-	-
Calcasieu	1	100%	2000	150	Gas	Peaking	11,430	0	57	63,205	-	Dry LNB	252,699	43.2	10,922
	2	100%	2001	160	Gas	Peaking		1	66	107,943	-	Dry LNB
Ouachita	3	100%	2002	258	Gas	Intermediate	7,380	3	99	673,383	-	Dry LNB, SCR	485,146	31.3	15,182
Roy S. Nelson	6	40%	1982	217	Coal	Base	11,370	5,003	1,168	1,554,969	77	LNB w/ Sep OFA, ESP	1,255,153	40.0	50,152
Big Cajun 2	3	24%	1983	142	Coal	Base	10,410	2,865	676	911,683	47	LNB w/ OFA, ESP	778,548	28.8	22,433
River Bend	1	100%(e)	1986	975	Nuclear BWR(f)	Base	10,804	-	-	-	-	-	7,805,174	25.5	198,984
Total				3,275									13,611,741	31.0	422,238
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d) EGSL also owns and operates LA Station 1 units 1a, 2a, 3a and 4a; these units are under a long-term contract with an external 3rd party, which owns all of the output of these units.
(e) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.
(f) BWR = Boiling Water Reactor.
Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	687,043	829,663	840,011	669,084	967,445
Commercial	482,382	549,142	543,308	456,274	659,880
Industrial	731,215	867,491	817,454	664,377	1,061,887
Governmental	37,940	41,900	42,124	35,760	51,064
Total Retail	1,938,580	2,288,196	2,242,897	1,825,495	2,740,276
Sales for Resale	138,675	145,009	225,011	256,596	261,218
Other	72,188	75,710	70,858	101,495	49,800
Total Electric Operating Revenues	2,149,443	2,508,915	2,538,766	2,183,586	3,051,294

FUEL REVENUES (included in above revenues)
Residential	215,717	332,827	360,847	287,909	530,363
Commercial	151,733	218,649	231,104	194,759	358,257
Industrial	393,942	535,592	523,895	435,112	780,147
Governmental	11,925	16,595	18,067	15,388	27,782
Total Retail Fuel Revenues	773,317	1,103,663	1,133,913	933,168	1,696,549

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	11,530	10,506	9,429	7,090	8,930
Coal	-	-	-	-	-
Nuclear	7,854	8,929	10,276	8,949	9,037
Hydro	-	-	-	-	-
Total Net Generation	19,384	19,435	19,705	16,039	17,967
Purchased Power:
Affiliated Companies	8,163	7,484	5,783	7,818	5,996
Non-affiliated Companies	7,653	8,682	9,614	7,644	7,511
Total Purchased Power	15,816	16,166	15,397	15,462	13,507
Total Sources of Energy	35,200	35,601	35,102	31,501	31,474

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,703	9,303	9,533	8,684	8,487
Commercial	6,112	6,155	6,164	5,867	5,784
Industrial	16,416	15,813	14,473	13,386	13,162
Governmental	479	473	479	459	459
Total Retail	31,710	31,744	30,649	28,396	27,892
Sales for Resale	2,222	2,330	2,961	1,621	2,233
Unbilled Energy	32	38	27	164	(118)
Total Electric Energy Sales	33,964	34,112	33,637	30,181	30,007
Line Losses and Company Usage	1,236	1,489	1,465	1,320	1,467
Total Uses of Energy	35,200	35,601	35,102	31,501	31,474

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.89	8.92	8.81	7.70	11.40
Commercial	7.89	8.92	8.81	7.78	11.41
Industrial	4.45	5.49	5.65	4.96	8.07
Governmental	7.92	8.86	8.79	7.79	11.13

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	583,975	580,627	578,466	575,388	571,301
Commercial	76,509	76,130	75,493	74,608	73,617
Industrial	6,914	6,908	6,971	7,247	7,592
Governmental	5,804	5,767	5,704	5,539	5,387
Total Retail Customers	673,202	669,432	666,634	662,782	657,897
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Acadia	2	100%	2002	578	Gas	Intermediate	7,400	5	81	960,270	-	SCR	2,256,926	27.8	62,796
Buras	8	100%	1971	12	Gas/Oil	Peaking	55,560	-	-	-	-	-	645	1,767.2	1,140
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	11,700	1	286	186,369	-	-	1,887,227	42.9	81,031
	2	100%	1966	410	Gas/Oil	Intermediate		4	178	242,706	-	-
	3	100%	1969	511	Gas/Oil	Intermediate		5	3,251	899,743	-	-
Monroe	10	100%	1961	-	Gas	Retired	-	-	-	-	-	-	-	-	-
	11	100%	1965	-	Gas	Retired		-	-	-	-	-
	12	100%	1968	-	Gas	Retired		-	-	-	-	-
Ninemile Point	1	100%	1951	-	Gas/Oil	Retired	11,430	-	6	2,331	-	-	4,179,216	42.7	178,580
	2	100%	1953	-	Gas/Oil	Retired		-	-	-	-	-
	3	100%	1955	125	Gas/Oil	Intermediate		1	409	126,642	-	-
	4	100%	1971	500	Gas/Oil	Intermediate		7	2,250	1,306,867	-	-
	5	100%	1973	740	Gas/Oil	Intermediate		7	3,271	1,453,356	-	-
Perryville	1	100%	2002	535	Gas	Intermediate	7,220	6	139	1,127,723	-	Dry LNB, SCR	2,486,549	28.7	71,450
	2	100%	2001	156	Gas	Peaking		-	3	11,207	-	Dry LNB
Sterlington	6	100%	1958	-	Gas/Oil	Retired(e)	23,260	-	-	-	-	-	2,946	588.1	1,733
	7	100%	1974	174	Gas/Oil	Peaking		-	18	4,789	-	-
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	12,280	9	115	107,881	-	-	716,008	65.7	47,026
	2	100%	1975	411	Gas/Oil	Intermediate		2	390	464,868	-	-
	4	100%	2009	31	Oil	Peaking	-	-	1	1,485	-	Steam Injection	-	-	-
Waterford	3	100%	1985	1,159	Nuclear PWR(d)	Base	10,880	-	-	-	-	-	7,853,958	24.6	192,831
Total				5,991									19,383,475	32.8	636,586
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d) PWR = Pressurized Water Reactor.
(e) Sterlington Unit 6 was officially retired on Aug. 1, 2012.
Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.
	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	453,707	490,088	508,571	466,632	555,913
Commercial	381,346	401,276	405,577	395,444	481,878
Industrial	140,460	145,792	144,581	146,608	199,453
Governmental	36,289	37,302	37,754	37,740	44,336
Total Retail	1,011,802	1,074,458	1,096,483	1,046,424	1,281,580
Sales for Resale	46,962	131,334	87,670	79,408	131,270
Other	61,601	60,678	48,769	54,275	51,849
Total Electric Operating Revenues	1,120,366	1,266,470	1,232,922	1,180,107	1,464,699

FUEL REVENUES (included in above revenues)
Residential	137,760	181,581	177,354	179,338	281,916
Commercial	122,805	154,748	145,950	158,937	252,867
Industrial	58,721	69,808	63,696	70,679	121,026
Governmental	10,210	12,861	12,031	13,614	21,352
Total Retail Fuel Revenues	329,496	418,998	399,031	422,568	677,161

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,305	5,978	5,469	3,583	5,257
Coal	2,605	2,749	2,974	2,847	2,827
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	8,910	8,727	8,443	6,430	8,084
Purchased Power:
Affiliated Companies	4,415	5,080	5,467	6,127	4,903
Non-affiliated Companies	1,393	1,524	1,607	1,752	2,083
Total Purchased Power	5,808	6,604	7,074	7,879	6,986
Total Sources of Energy	14,718	15,331	15,517	14,309	15,070

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,550	5,848	6,077	5,358	5,354
Commercial	4,915	4,985	5,000	4,756	4,841
Industrial	2,400	2,326	2,250	2,178	2,565
Governmental	408	415	416	405	411
Total Retail	13,273	13,574	13,743	12,697	13,171
Sales for Resale	497	763	670	528	935
Unbilled Energy	24	(69)	(18)	74	23
Total Electric Energy Sales	13,794	14,268	14,395	13,299	14,129
Line Losses and Company Usage	924	1,063	1,122	1,010	941
Total Uses of Energy	14,718	15,331	15,517	14,309	15,070

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.17	8.38	8.37	8.71	10.38
Commercial	7.76	8.05	8.11	8.31	9.95
Industrial	5.85	6.27	6.43	6.73	7.78
Governmental	8.91	8.99	9.08	9.32	10.79

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	368,660	366,697	366,722	365,804	362,649
Commercial	63,083	62,762	62,858	62,613	62,556
Industrial	3,598	3,488	3,450	2,749	2,827
Governmental	4,419	4,358	4,322	4,259	4,208
Total Retail Customers	439,760	437,305	437,352	435,425	432,240
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Attala	1	100%	2001	455	Gas	Intermediate	7,290	4	58	719,245	-	Dry LNB, SCR	1,931,407	30.6	59,095
Hinds(d)	1	100%	2001	450	Gas	Intermediate	7,590	2	28	322,620	-	SCR	74,050	31.4	2,325
Baxter Wilson	1	100%	1967	500	Gas/Oil	Intermediate	12,060	6	2,611	1,109,591	-	-	2,739,943	39.1	107,114
	2	100%	1971	676	Gas/Oil	Intermediate		4	1,990	763,851	-	Combus Mod / Fuel Reburn
Delta	1	100%	1953	-	Gas/Oil	Retired(e)	-	-	-	-	-	-	(39)	(35,160.7)	1,371
	2	100%	1953	-	Gas/Oil	Retired(e)		-	-	-	-	-
Gerald Andrus	1	100%	1975	712	Gas/Oil	Intermediate	10,950	5	1,520	889,524	-	OFA	1,398,897	34.0	47,517
Natchez	1	100%	1951	-	Gas/Oil	Retired	-	-	-	-	-	-	-	-	-
Rex Brown	1	100%	1948	-	Gas	Retired	15,600	-	-	-	-	-	161,131	76.4	12,315
	3	100%	1951	70	Gas/Oil	Peaking		-	23	17,568	-	-
	4	100%	1959	209	Gas/Oil	Intermediate		1	438	170,542	-	-
	5	100%	1968	10	Oil	Peaking		-	-	-	-	-
Independence	1	25%	1983	209	Coal	Base	10,320	4,058	1,341	1,451,186	74	OFA, ESP	2,604,804	28.8	74,973
	2	25%	1984	211	Coal	Base		4,185	1,426	1,499,020	77	OFA, ESP
Total				3,502									8,910,193	34.2	304,710
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d) Hinds facility was acquired on Nov. 30, 2012.
(e) Delta Units 1 and 2 were officially retired on Dec. 31, 2012.
Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.
	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	174,108	175,994	196,391	167,794	171,584
Commercial	163,911	153,824	173,536	166,454	193,552
Industrial	31,374	29,800	35,826	37,225	48,378
Governmental	62,718	59,840	70,146	69,306	79,973
Total Retail	432,112	419,458	475,899	440,779	493,487
Sales for Resale	43,967	95,704	56,500	88,010	162,769
Other	11,554	14,066	10,703	7,196	16,684
Total Electric Operating Revenues	487,633	529,228	543,102	535,985	672,940

FUEL REVENUES (included in above revenues)
Residential	56,274	59,406	65,146	62,017	92,401
Commercial	61,972	60,829	66,088	72,121	117,282
Industrial	15,354	15,310	17,253	19,103	32,171
Governmental	24,768	24,790	28,073	31,866	50,803
Total Retail Fuel Revenues	158,368	160,335	176,560	185,107	292,657

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,344	2,412	1,867	2,202	2,068
Coal	-	-	-	-	-
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	2,344	2,412	1,867	2,202	2,068
Purchased Power:
Affiliated Companies	3,385	3,650	3,839	3,760	3,391
Non-affiliated Companies	448	489	511	590	687
Total Purchased Power	3,833	4,139	4,350	4,350	4,078
Total Sources of Energy	6,177	6,551	6,217	6,552	6,146

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,772	1,888	1,858	1,577	1,394
Commercial	1,968	1,939	1,899	1,813	1,774
Industrial	484	498	503	526	541
Governmental	785	795	809	805	774
Total Retail	5,009	5,120	5,069	4,721	4,483
Sales for Resale	986	1,186	919	1,543	1,361
Unbilled Energy	(2)	(1)	(18)	29	20
Total Electric Energy Sales	5,993	6,305	5,970	6,293	5,864
Line Losses and Company Usage	184	246	247	259	282
Total Uses of Energy	6,177	6,551	6,217	6,552	6,146

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.82	9.32	10.57	10.64	12.31
Commercial	8.33	7.93	9.14	9.18	10.91
Industrial	6.48	5.98	7.12	7.08	8.94
Governmental	7.99	7.53	8.67	8.61	10.33

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	146,706	142,680	138,659	132,602	124,432
Commercial	14,155	13,920	14,079	13,064	12,622
Industrial	2,112	2,288	2,277	2,311	2,514
Governmental	1,769	1,738	2,079	1,747	1,381
Total Retail Customers	164,742	160,626	157,094	149,724	140,949
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
A. B. Paterson	3	100%	1950	-	Gas/Oil	Retired	-	-	-	-	-	-	-	-	-
	4	100%	1954	-	Gas/Oil	Retired		-	-	-	-	-
Michoud	1	100%	1957	-	Gas/Oil	Retired	11,550	-	-	310	-	-	2,343,870	42.3	99,211
	2	100%	1963	235	Gas/Oil	Intermediate		1	482	282,892	-	-
	3	100%	1967	470	Gas/Oil	Intermediate		7	1,517	1,292,723	-	Combus Mod / Fuel Reburn
A. B. Paterson	5	100%	1967	-	Oil	Retired	-	-	-	-	-	-	-	-	-
Total				705									2,343,870	42.3	99,211
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

Calculations may differ due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)	622,118	563,411	558,584	554,007	528,998

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	-	-	-	-	-
Coal	-	-	-	-	-
Nuclear	6,562	9,293	8,677	9,898	8,455
Hydro	-	-	-	-	-
Total Net Generation	6,562	9,293	8,677	9,898	8,455
Purchased Power	-	-	-	-	-
Total Sources of Energy	6,562	9,293	8,677	9,898	8,455

USES OF ENERGY (GWh)
Electric Energy Sales	6,602	9,293	8,692	9,898	8,475
Unbilled Energy	-	-	-	-	-
Line Losses and Company Usage	(40)	-	(15)	-	(20)
Total Uses of Energy	6,562	9,293	8,677	9,898	8,455
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($000)
Grand Gulf	1	90%	1985	1,287	Nuclear BWR(d)	Base	10,652	-	-	-	-	-	6,602,326	29.3	193,222
Total				1,287									6,602,326	29.3	193,222
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize. Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,277 MW.
(b) BWR = Boiling Water Reactor.
Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2012	2011	2010	2009	2008
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	553,107	638,161	558,733	533,146	606,133
Commercial	325,342	368,614	320,935	336,876	416,798
Industrial	299,441	351,731	305,455	332,303	489,165
Governmental	22,940	25,955	22,527	22,797	26,872
Total Retail	1,200,830	1,384,461	1,207,650	1,225,122	1,538,968
Sales for Resale	348,783	336,555	449,233	303,682	441,314
Other	31,883	36,183	33,548	35,019	31,976
Total Electric Operating Revenues	1,581,496	1,757,199	1,690,431	1,563,823	2,012,258

FUEL REVENUES (included in above revenues)
Residential	164,387	231,058	228,693	250,230	328,397
Commercial	128,204	166,223	164,098	186,662	255,759
Industrial	165,768	214,474	210,357	229,164	363,208
Governmental	8,070	10,836	10,333	11,479	15,446
Total Retail Fuel Revenues	466,429	622,591	613,481	677,535	962,810

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,170	6,521	6,355	6,184	6,046
Coal	1,503	1,925	1,874	1,827	1,933
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	6,673	8,446	8,229	8,011	7,979
Purchased Power:
Affiliated Companies	5,754	6,546	7,537	6,349	5,696
Non-affiliated Companies	11,423	8,159	6,478	6,034	6,530
Total Purchased Power	17,177	14,705	14,016	12,383	12,226
Total Sources of Energy	23,850	23,151	22,245	20,394	20,205

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,604	6,034	5,958	5,453	5,245
Commercial	4,396	4,433	4,271	4,165	4,092
Industrial	6,066	6,102	5,642	5,570	5,948
Governmental	278	294	271	258	248
Total Retail	16,344	16,863	16,142	15,446	15,533
Sales for Resale	6,530	5,416	5,058	3,861	3,858
Unbilled Energy	(64)	(11)	10	104	(64)
Total Electric Energy Sales	22,810	22,268	21,210	19,411	19,327
Line Losses and Company Usage	1,040	883	1,035	983	878
Total Uses of Energy	23,850	23,151	22,245	20,394	20,205

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.87	10.58	9.38	9.78	11.56
Commercial	7.40	8.32	7.51	8.09	10.19
Industrial	4.94	5.76	5.41	5.97	8.22
Governmental	8.25	8.83	8.31	8.84	10.84

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	364,997	360,909	356,999	352,682	346,533
Commercial	45,247	44,760	44,080	43,375	42,005
Industrial	4,932	4,809	4,815	4,896	4,532
Governmental	2,271	2,248	2,213	2,159	2,112
Total Retail Customers	417,447	412,726	408,107	403,112	395,182
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2012
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Roy S. Nelson	6	30%	1982	161	Coal	Base	11,370	3,721	868	1,156,508	57	LNB w/ Sep OFA, ESP	927,718	41.0	38,037
Big Cajun 2	3	18%	1983	105	Coal	Base	10,420	2,131	503	678,064	35	LNB w/ OFA, ESP	575,449	28.7	16,546
Lewis Creek	1	100%	1970	230	Gas/Oil	Intermediate	11,420	2	72	463,599	-	SCR	1,504,385	43.1	64,810
	2	100%	1971	230	Gas/Oil	Intermediate		3	107	572,374	-	SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	11,710	2	474	329,778	-	-	3,665,665	41.1	150,489
	2	100%	1962	212	Gas/Oil	Intermediate		1	282	243,251	-	-
	3	100%	1966	390	Gas/Oil	Intermediate		2	579	478,581	-	LNB w/ Sep OFA
	4	100%	1974	525	Gas	Intermediate		4	927	867,480	-	Combus Mod / Fuel Reburn
	5	100%	1979	470	Gas/Oil	Intermediate		3	437	605,785	-	LNB w/ Closed-coupled OFA
Total				2,535									6,673,217	40.4	269,882
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2008 – 2012 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2012	2011	2010	2009	2008
ANO	93.7	92.1	92.3	90.9	92.6
Grand Gulf	77.3	90.7	92.4	92.1	85.4
River Bend	90.3	93.4	92.7	94.2	81.8
Waterford 3	85.6	91.4	91.4	91.4	90.6
Entergy Southeast Average	88.1	91.9	92.2	91.9	88.6
Industry Average	86.8	89.3	89.3	90.2	90.7

The following table shows plant performance for 2012 and averages for four three-year periods.

PRODUCTION COST ($/MWh)(a)	2012	2009–2011	2008–2010	2007–2009	2006–2008
ANO	20.8	19.8	18.5	17.2	16.3
Grand Gulf	29.3	19.8	18.8	17.7	16.6
River Bend	25.5	23.2	23.4	22.9	22.4
Waterford 3	24.5	20.8	19.3	18.1	16.9
Entergy Southeast Average	24.2	20.6	19.6	18.5	17.5
Industry Average	—	21.7	20.4	19.4	18.5
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy	Entergy	System Energy-90%	Entergy	Entergy
	Arkansas	Arkansas	South Mississippi	Gulf States	Louisiana
			Electric Power	Louisiana
			Association-10%
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/34	7/17/38	11/1/24	8/29/25	12/18/24
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox &	Combustion	General	General	Combustion
	Wilcox	Engineering	Electric	Electric	Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	836	992	1,287(f)	975	1,159
Refueling Data:
Last Date	3/24/13 - (g)	9/13/12 -	2/19/12 -	2/17/12 -	10/17/12 -
		10/10/12	6/16/12	3/20/13	1/18/13
Number of Days	37	27	117(d)	31	93(e)
Next Scheduled Refueling	Fall 14	Spring 14	Spring 14	Spring 15	Spring 14
2012 Capability Factor (%)	93.0	94.4	77.5	90.3	85.6
($ millions as of December 31, 2012)
Net Book Value	1,150(b)		1,857	1,450(c)	2,032
Decommissioning Trust Fair Values	601(b)		491	477(c)	287
Decommissioning Liability	674(b)		478	371(c)	405
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.
(d) Scope included installation of approximately 178 MW uprate.
(e) Scope included replacement of steam generators, reactor vessel closure head and control element drive mechanisms.
(f) Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,277 MW.
(g) On March 31, 2013, during a scheduled refueling outage at ANO 1, a contractor-owned and operated heavy-lifting apparatus collapsed while moving the generator stator out of the turbine building. The collapse resulted in the death of an ironworker and injuries to several other contract workers, and damaged the ANO turbine building. Restoration and restart efforts with respect to ANO 1 are ongoing and are expected to be complete before the end of 2013.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
			PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Colette Honorable – Chair			Democrat	10/07	1/17
Olan W. Reeves			unknown	1/09	1/15
Elana C. Wills			unknown	1/11	1/13
LOUISIANA
Foster L. Campbell, Jr.			Democrat	1/03	12/14
Scott A. Angelle			Republican	1/13	12/18
Lambert C. Boissiere, III			Democrat	1/05	12/16
Eric Skrmetta – Chairman			Republican	1/09	12/14
Clyde C. Holloway			Republican	4/09	12/16
MISSISSIPPI
Leonard Bentz – Chairman (2012)			Republican	4/06	12/15
Lynn Posey – Vice-Chairman (2012)			Republican	1/08	12/15
Brandon Presley			Democrat	1/08	12/15
NEW ORLEANS
Cynthia Hedge-Morrell – Chair of Utility Committee			Democrat	4/05	5/14
Jacquelyn Brechtel Clarkson – Vice-President of City Council			Democrat	11/07	5/14
Stacy S. Head – President of City Council			Democrat	5/06	5/14
Susan Guidry			Democrat	5/10	5/14
Kristen Palmer			Democrat	5/10	5/14
LaToya Cantrell			Democrat	12/12	5/14
James Gray II			Democrat	12/12	5/14
TEXAS
Donna L. Nelson – Chair			Republican	8/08	8/15
Kenneth W. Anderson Jr.			Republican	9/08	8/17

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL* BALANCE AS OF DECEMBER 31,
COMPANY	2012	2011	2010	2009	2008	FUEL RECOVERY MECHANISM
				($ millions)
EAI	97.3	209.8	61.5	122.8	119.1
Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

EGSL(a)	99.2	2.9	77.8	57.8	8.1	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated by taking the over- or under- recovered balance at the end of June and dividing by the projected sales for the next 12 months.

ELL(a)	94.6	1.5	8.8	66.4	(23.6)	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

EMI	26.5	(15.8)	3.2	(72.9)	5.0	Annual reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered energy costs as of the 12-month period ended September 30.

ENOI(b)	1.9	(7.5)	(2.8)	8.1	21.8
Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior.  A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales.  Under the new tariff Grand Gulf non-fuel costs are recovered through base rates.  Any incremental monthly Grand Gulf non-fuel costs are included in the Fuel Adjustment Clause.  Resource Plan non-fuel costs are collected through the Fuel Adjustment Clause.  The new tariff became effective on June 1, 2009.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.

ETI	(93.3)	(64.7)	(77.4)	(102.7)	21.2	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.

Total	226.2	126.2	71.1	79.5	151.6
Totals may not foot due to rounding.
(a) All years include $100.1 million for Entergy Gulf States Louisiana and $68 million for Entergy Louisiana of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

(b) 2012, 2011, 2010 and 2009 include $4.1 million for Entergy New Orleans of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

* Deferred fuel costs = revenues collected minus current fuel and purchased power costs.

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2012					2011
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	(176.0)	70.8	86.8	58.9	40.4	113.8	98.2	121.6	155.0	488.6	(92)
Return on Average Invested Capital – As-Reported (%)*	3.9	3.4	2.7	0.9	0.9	9.3	9.4	8.8	9.1	9.1	(90)
Return on Average Common Equity – As-Reported (%)*	3.9	3.3	2.7	0.8	0.8	10.7	10.7	9.8	9.7	9.7	(92)
Debt to Capital Ratio (%)	3.7	2.5	2.4	2.1	2.1	11.6	11.4	10.8	3.6	3.6	(42)
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	144.0	127.0	185.0	161.0	618.0	253	174	241	193	862.0	(28)
Operational Earnings ($ millions)	47.5	70.8	86.8	58.9	264.0	113.8	98.2	121.6	155.0	488.6	(46)
Return on Average Invested Capital – Operational (%)*	7.9	7.4	6.7	5.0	5.0	10.2	10.0	8.9	9.1	9.1	(45)
Return on Average Common Equity – Operational (%)*	8.2	7.6	7.0	5.0	5.0	11.7	11.4	9.9	9.7	9.7	(48)
Net Debt to Net Capital Ratio (%)	(1.0)	0.6	(1.2)	(0.6)	(0.6)	7.2	6.5	2.1	(2.2)	(2.2)	(73)
*Rolling twelve months.
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.
EWC ANNUAL FINANCIAL METRICS
			2012		2011		2010		2009		2008
GAAP MEASURES
As-Reported Net Income ($ millions)			40.4		488.6		447.4		606.7		786.7
Return on Average Invested Capital – As-Reported (%)			0.9		9.1		9.5		13.7		18.8
Return on Average Common Equity – As-Reported (%)			0.8		9.7		10.5		16.9		24.7
Debt to Capital Ratio (%)			2.1		3.6		15.3		23.7		28.2
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)			618.0		862.0		1,048.0		1,230.0		1,306.0
Operational Earnings ($ millions)			263.9		488.6		548.1		650.7		786.7
Return on Average Invested Capital – Operational (%)			5.0		9.1		11.4		14.6		18.8
Return on Average Common Equity – Operational (%)			5.0		9.7		12.9		18.1		24.7
Net Debt to Net Capital Ratio (%)			(0.6)		(2.2)		7.8		16.4		20.5
Certain prior year data has been reclassified to conform with current year presentation.

EWC QUARTERLY OPERATIONAL METRICS
	2012					2011					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Owned Capacity (MW)	6,612	6,612	6,612	6,612	6,612	6,016	6,016	6,016	6,599	6,599	0
Average Realized Revenue/MWh	$ 49.29	$ 48.27	$ 51.88	$ 50.56	$ 50.02	$ 56.79	$ 52.74	$ 56.02	$ 52.48	$ 54.50	(8)
Non-Fuel O&M Expense/Purchased Power per MWh(a)	$ 23.93	$ 24.07	$ 23.15	$ 23.52	$ 23.66	$ 23.37	$ 25.45	$ 23.71	$ 24.61	$ 24.28	(3)
Billed GWh	11,281	11,674	12,002	11,221	46,178	10,554	10,567	11,255	11,121	43,497	6
EWC Nuclear
Average Realized Revenue/MWh	$ 50.32	$ 48.67	$ 52.27	$ 49.88	$ 50.29	$ 57.46	$ 52.38	$ 56.07	$ 53.00	$ 54.73	(8)
Production Cost/MWh	$ 25.85	$ 26.61	$ 26.14	$ 26.18	$ 26.19	$ 24.01	$ 25.96	$ 24.92	$ 25.92	$ 25.21	4
Non-Fuel O&M Expense/Purchased Power per MWh	$ 25.35	$ 27.99	$ 23.15	$ 23.52	$ 23.66	$ 24.74	$ 26.57	$ 24.90	$ 26.00	$ 25.55	(7)
Billed GWh	9,838	10,426	10,480	10,298	41,042	9,913	9,993	10,645	10,367	40,918	0
Capacity Factor	88%	85%	90%	90%	89%	91%	91%	98%	93%	93%	(4)
(a) 2012 excludes the effect of the special item for the Vermont Yankee asset impairment.
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
			2012		2011		2010		2009		2008
Owned Capacity (MW)(a)			6,612		6,599		6,351		6,351		6,351
Average Realized Revenue/MWh			$ 50.02		$ 54.50		$ 59.04		$ 60.46		$ 60.73
Non-Fuel O&M Expense/Purchased Power per MWh(b)(c)			$ 23.66		$ 24.28		$ 26.76		$ 24.45		$ 22.86
Billed GWh			46,178		43,497		42,682		43,969		44,747
EWC Nuclear
Net MW in Operation			5,011		4,998		4,998		4,998		4,998
Average Realized Price/MWh			$ 50.29		$ 54.73		$ 59.16		$ 61.07		$ 59.51
Production Cost/MWh(b)			$ 26.19		$ 25.21		$ 25.27		$ 23.26		$ 21.88
Non-Fuel O&M Expense/Purchased Power per MWh(b)(c)			$ 23.66		$ 25.55		$ 25.49		$ 23.30		$ 21.95
Billed GWh			41,042		40,918		39,655		40,981		41,710
Capacity Factor			89%		93%		90%		93%		95%
(a) For 2010, owned capacity includes the 335 MW ownership position in the Harrison County power plant, which was sold on December 31, 2010.
(b) 2010 and 2009 exclude the effects of the non-utility nuclear spin-off expenses special items at EWC Nuclear.
(c) 2012 excludes the effect of the special item for the Vermont Yankee asset impairment.
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

TOTAL CAPACITY
		OPERATED						OWNED CAPACITY(c)
As of December 2012.		PLANTS	UNITS	MW					MW	%
Gas/Oil		2	4	1,127 (b)					1,340	20
Coal		-	-						181	3
Total Fossil		2	4	1,127					1,521	23
Wind		-	-	-					80	1
Nuclear		6	7	5,811(a)					5,011	76
Total Capacity		8	11	6,938					6,612	100
(a) Operated capacity includes management services contracts.
(b) Excludes units operated by Entergy’s utility companies.
(c) Includes capacity under power purchase agreements.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	JAMES A.	INDIAN POINT		PALISADES	PILGRIM	VERMONT
	FITZPATRICK	UNIT 2	UNIT 3	NUCLEAR PLANT	NUCLEAR STATION	YANKEE
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75	August 74	August 76	December 71	December 72	November 72
License Expiration Date	10/17/34	9/28/13	12/12/15	3/24/31	6/8/32	3/21/32
Architect/Engineer	Stone &	United	United	Combustion	Bechtel	Ebasco
	Webster	Engineers &	Engineers &	Engineering	Power
		Constructors	Constructors
Reactor Manufacturer	General	Westinghouse	Westinghouse	Combustion	General	General
	Electric			Engineering	Electric	Electric
Reactor Type	BWR	PWR	PWR	PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	Westinghouse	General Electric	General Electric
Net MWs in Operation (MW)	838	1,028	1,041	811(e)	688	605
(as of December 31, 2012)
Refueling Data:
Last Date	9/16/12 –	3/5/12 –	3/4/13 –	4/8/12 –	4/14/13 –	3/9/13 –
	10/19/12	3/31/12	3/31/13	5/12/12	5/30/13	4/5/13
Number of Days	34	27	28	34	45	27
Next Scheduled Refueling	Fall 14	Spring 14	Spring 15	Fall 13	Spring 15	Fall 14
2012 Capacity Factor	82%	88%	98%	73%	98%	92%
($ millions as of December 31, 2012)
Net Book Value	549	949	873	796	320	117(f)
Decommissioning Trust Fund Balance	(a)	758(b)	(a)	308	725	543
Decommissioning Liability	(a)	523(b)	(a)	329	328	362
Nearest Market Hub	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Zone A(c)	Zone G(d)	Zone G(d)	Indiana	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Rest of State	Rest of State	Rest of State
(a) NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.
(b) Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) James A. FitzPatrick physically located in NYISO Zone C.
(d) Indian Point physically located in NYISO Zone H.
(e) Reflects the final testing and confirmation of a small incremental increase in output associated with equipment replacements.
(f) Under generally accepted accounting principles (GAAP), power plants and other long-lived assets are generally required to be accounted for on a historical cost basis, unless a triggering event occurs which requires an impairment evaluation. In the case of Vermont Yankee, as described in our prior financial statement filings with the U.S. Securities and Exchange Commission, Entergy had performed quarterly impairment evaluations since early 2010, triggered by state actions to shut down the plant early.
A number of factors and inputs are used in the Vermont Yankee impairment evaluation, including the status of pending legal and state regulatory matters, as well as assumptions about future revenues and costs of the plant. Under the accounting rules, these inputs are required to be estimated as of the end of each quarterly period. The decline in the overall energy market and forward price of energy at March 31, 2012, which is used as an input in the current accounting analysis, yielded a different impairment result in the first quarter of 2012 as compared to earlier quarters, resulting in a pre-tax impairment charge of $(356) million of plant and related assets.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
		NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT LOCATION		REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal
Nelson 6	Westlake, LA	SERC	1982	11%	60	550	Coal
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil
Top of Iowa	Worth County, IA	MRO	2001	50%	40	80	Wind
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind
Rhode Island State Energy Center	Johnston, RI	NPCC	2002	100%	583	583	CCGT
Total					1,601	3,104

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

			Emissions
	FUEL TYPE		SO2	NOx	CO2	Hg(a)
PLANT	TECHNOLOGY	PURPOSE	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)
Independence – Unit 2	Coal	Base	2,411	821	863,435	44	OFA
Nelson 6	Coal	Base	1,376	321	427,616	21	LNB w Sep OFA
RS Cogen	CCGT Cogen	Base QF	4	385	814,899	0	Dry LNB / SCR
Ritchie – Unit 2	Gas/Oil	Peaking	-	-	-	-	-
Top of Iowa	Wind	Renewable	-	-	-	-	-
White Deer	Wind	Renewable	-	-	-	-	-
Rhode Island State Energy Center	CCGT	Intermediate	5	62	1,001,563	0	Dry LNB / SCR
Total			3,796	1,589	3,107,514	65
(a) Mercury emissions calculated using 2012 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
 (b) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
       Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
       Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection.  Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL
LONG-TERM DEBT:
NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD			TOTAL ENDING		TOTAL
		INTEREST	RELATED TO	INTEREST		LONG-TERM		INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE		DEBT		EXPENSE
2000	744,405	3,869	-	-		744,405		3,869
2001	682,512	35,392	74,402	1,190		756,914		36,582
2002	604,420	32,540	79,220	3,628		683,640		36,168
2003	441,845	27,387	72,863	3,643		514,708		31,030
2004	379,405	21,275	66,200	3,337		445,605		24,612
2005	313,968	18,277	59,218	3,018		373,186		21,295
2006	245,390	15,137	51,900	2,682		297,289		17,819
2007	173,445	11,845	44,231	2,331		217,676		14,176
2008	161,932	8,412	36,194	1,963		198,127		10,375
2009	149,771	7,839	27,772	1,577		177,543		9,416
2010	137,026	7,255	18,945	1,173		155,971		8,428
2011	123,669	6,643	9,694	750		133,363		7,393
2012	109,681	6,012	-	305		109,681		6,317
2013	95,011	5,331	-	-		95,011		5,331
2014	79,638	4,627	-	-		79,638		4,627
2015	61,027	3,889	-	-		61,027		3,889
2016	59,022	2,995	-	-		59,022		2,995
2017	56,921	2,899	-	-		56,921		2,899
2018	54,719	2,798	-	-		54,719		2,798
2019	52,412	2,693	-	-		52,412		2,693
2020	49,994	2,582	-	-		49,994		2,582
2021 – 2035 Average	-	1,400	-	-		-		1,400
(a) Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration. Entergy will pay NYPA $2.5 million annually per plant, for up to twenty years if
FitzPatrick and/or Indian Point 3 operate beyond their original license date.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
(ENTERGY’S SHARE)		2012	2011	2010		MATURITY		RATE
			(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)		$36	$40	$46		10/17/18		LIBOR + 1.625%
Institutional Portion		$38	$38	$38		10/15/22		Fixed 8.73%
Debt Service Reserve Letter of Credit(b)		$ -	$ -	$ -		1 month to 6 months		LIBOR + 1.625%
RS Cogen Subordinated Debt		$13	$13	$13		10/17/17		LIBOR + 4.50%
Top Deer Senior Project Debt(c)		$ -	$ -	$8		06/30/13		Fixed 5.68%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) RS Cogen spread on Debt Service Reserve Letter of Credit Loan increases over time from 1.375% to 3.250%. The DSR LC fee was 1.375% in the first term and
1.625% in the second term, including 2009. The DSR LC is borrowed for interest periods of 1 month to 6 months as needed. The DSR LC was repaid on
January 29, 2010. The DSR LC is no longer available. It expired on 12/2012 and was not renewed.
(c) In December 2011, at the Company's election and with the banks' consent the outstanding balance on the credit facility was paid in full.

				SHARES OUTSTANDING
PREFERRED STOCK:				AS OF DECEMBER 31,			AS OF DECEMBER 31,
		RATE(a)	2012	2011	2010	2012	2011	2010
							(in millions)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management,		8.95%	-	-	305,240	$ -	-	$29.4
8.95% rate
Other		-	-	-	-	-	-	0.9
Total without sinking fund			-	-	305,240	$ -	-	$30.2
Totals may not foot due to rounding.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

ENTERGY WHOLESALE COMMODITIES OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned and operated by Entergy Wholesale Commodities, including investments in wind generation accounted for under the equity method of accounting
Average realized revenue per MWh
 As-reported revenue per MWh billed for Entergy Wholesale Commodities plants, excluding revenue from the amortization of the Palisades below-market PPA and investments in wind generation accounted for under the equity method of accounting

Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel and investments in wind generation accounted for under the equity method of accounting
GWh billed	Total number of GWh billed to customers, excluding investments in wind generation accounted for under the equity method of accounting

NUCLEAR OPERATIONAL MEASURES
Net MW in operation	Installed capacity owned or operated by Entergy Wholesale Commodities - Nuclear
Average realized revenue per MWh	As-reported revenue per MWh billed for Entergy Wholesale Commodities nuclear plants, excluding revenue from the amortization of the Palisades below-market PPA
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel
GWh billed	Total number of GWh billed to all customers
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-
GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital – as-reported	12-months rolling net income attributable to Entergy Corporation (Net Income) adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet, less non-recourse debt, if any
Debt of joint ventures (Entergy’s share)	Debt issued by business joint ventures at Entergy Wholesale Commodities assets
Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital ratio	Gross debt divided by total capitalization
Securitization debt
Debt associated with securitzation bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana

Assumption debt
Represents the portion of Entergy Gulf States Louisiana long-term debt that was outstanding on December 31, 2007, which was assumed by Entergy Texas under a debt assumption agreement, Entergy Texas' pro rate share of the debt was approximatey 46 percent.

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income adjusted to exclude the impact of special items
Operational adjusted EBITDA
 Earnings before interest, income taxes, depreciation and amortization, and interest and investment income excluding decommissioning expense, and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items

Return on average invested capital – operational	12-months rolling operational Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Net margin – operational	12-months rolling operational Net Income divided by 12-months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Debt to capital ratio, excluding securitization debt	Gross debt divided by total capitalization, excluding securitization debt
Net debt to net capital ratio,	Gross debt less cash and cash equivalents divided by total capitalization less cash and
excluding securitization debt	cash equivalents, excluding securitization debt
Net debt to net capital ratio, including off-balance sheet liabilities, excluding securitization debt
 Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents, excluding securitization debt

Total debt, excluding assumption debt	Gross debt less assumption debt
Debt to capital ratio, excluding assumption debt	Gross debt divided by total capitalization, excluding assumption debt
Net debt to net capital ratio, excluding assumption debt	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding assumption debt

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Net Income (A)	847	1,346	1,250	1,231	1,221
Preferred dividends	22	21	20	20	20
Tax-effected interest expense	350	316	354	351	374
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	1,219	1,683	1,624	1,602	1,615

Special items (C)	(262)	(13)	(82)	(71)	(55)
Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	1,481	1,696	1,706	1,673	1,670
Operational earnings (A-C)	1,109	1,359	1,332	1,302	1,276
Average invested capital (D)	22,290	21,126	20,781	20,748	19,927
Average common equity (E)	9,079	8,729	8,555	8,290	7,915

Gross debt (F)	13,473	12,387	11,816	12,014	12,279
Less securitization debt (G)	973	1,071	931	838	310
Gross debt, excluding securitization debt (F-G)	12,500	11,316	10,885	11,176	11,969
Less cash and cash equivalents (H)	533	694	1,294	1,710	1,920
Net debt, excluding securitization debt (F-G-H)	11,967	10,622	9,591	9,466	10,049

Total capitalization (I)	22,951	21,629	20,623	20,939	20,557
Less securitization debt (J)	973	1,071	931	838	310
Total capitalization, excluding securitization debt (I-J)	21,978	20,558	19,692	20,101	20,247
Less cash and cash equivalents (K)	533	694	1,294	1,710	1,920
Net capitalization, excluding securitization debt (I-J-K)	21,445	19,864	18,398	18,391	18,327

Off-balance sheet liabilities (L)	595	604	653	646	574
Revolver capacity (M)	3,462	2,001	2,354	1,464	645
Gross liquidity (H+M)	3,995	2,695	3,648	3,174	2,565

($ per share)
As-Reported earnings per share (N)	4.76	7.55	6.66	6.30	6.20
Operational earnings per share (O)	6.23	7.62	7.10	6.67	6.51
Common dividend paid per share (P)	3.32	3.32	3.24	3.00	3.00
Year-end closing market price per share of common stock (Q)	63.75	73.05	70.83	81.84	83.13

(%)
Return on average invested capital – As-Reported (B/D)	5.5	8.0	7.8	7.7	8.1
Return on average invested capital – Operational ((B-C)/D)	6.6	8.0	8.2	8.1	8.4
Return on average common equity – As-Reported (A/E)	9.3	15.4	14.6	14.9	15.4
Return on average common equity – Operational ((A-C)/E)	12.2	15.6	15.6	15.7	16.1
Debt to capital ratio (F/I)	58.7	57.3	57.3	57.4	59.7
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	56.9	55.0	55.3	55.6	59.1
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	55.8	53.5	52.1	51.5	54.8
Net debt to net capital ratio including off-balance sheet liabilities,
excluding securitization debt ((F-G-H+L)/(I-J-K+L))	57.0	54.8	53.8	53.1	56.2

Common dividend payout ratio – As-Reported (P/N)	70	44	49	48	48
Common dividend payout ratio – Operational (P/O)	53	44	46	45	46

(ratio)
Price to earnings ratio – As-Reported (Q/N)	13.39	9.68	10.64	12.99	13.41
Price to earnings ratio – Operational (Q/O)	10.23	9.59	9.98	12.27	12.77
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q11-4Q12

($ millions)	1Q12	2Q12	3Q12	4Q12	1Q11	2Q11	3Q11	4Q11
For the quarter:
As-Reported Net Income (A)	(151.7)	365.0	337.1	296.3	248.7	315.6	628.1	154.1
Less special items (B)	(230.7)	(9.6)	(10.7)	(10.7)	-	-	-	(13.0)
Operational earnings (A-B)	79.0	374.6	347.8	307.1	248.7	315.6	628.1	167.2

As-Reported Net Income rolling 12 months (C)	946	996	705	847	1,285	1,285	1,421	1,346
Preferred dividends	21	21	22	22	20	20	20	21
Tax-effected interest expense	322	329	342	350	327	320	320	316
As-Reported Net Income,
rolling 12 months including
preferred dividends and tax-effected
interest expense (D)	1,289	1,346	1,069	1,219	1,632	1,625	1,761	1,683

Special items in prior quarters	(13)	(244)	(253)	(251)	(42)	(32)	(7)	-

Special items in current quarter
Parent & Other
Transmission business spin-merge expenses	(7)	(9)	(11)	(11)	-	-	-	(13)
Entergy Wholesale Commodities
Vermont Yankee asset impairment	(224)	-	-	-	-	-	-	-
Total special items (E)	(244)	(253)	(264)	(262)	(42)	(32)	(7)	(13)

Operational earnings,
rolling 12 months including
preferred dividends and tax-effected
interest expense (D-E)	1,533	1,599	1,333	1,481	1,674	1,657	1,768	1,696
Operational earnings, rolling 12 months (C-E)	1,190	1,249	969	1,109	1,327	1,317	1,428	1,359
Average invested capital (F)	21,339	21,556	22,065	22,290	21,093	21,101	21,509	21,126
Average common equity (G)	8,725	8,814	9,078	9,079	8,698	8,684	8,849	8,729

Gross debt (H)	12,619	12,533	12,931	13,473	12,018	12,360	12,452	12,387
Less securitization debt (I)	1,049	1,020	1,003	973	910	896	1,086	1,071
Gross debt, excluding securitization debt (H-I)	11,570	11,513	11,928	12,500	11,108	11,464	11,366	11,316
Less cash and cash equivalents (J)	685	283	750	533	726	530	987	694
Net debt, excluding securitization debt (H-I-J)	10,885	11,230	11,178	11,967	10,382	10,934	10,379	10,622

Total capitalization (K)	21,813	21,844	22,402	22,951	20,864	21,268	21,728	21,629
Less securitization debt (L)	1,049	1,020	1,003	973	910	896	1,086	1,071
Total capitalization, excluding securitization debt (K-L)	20,764	20,824	21,399	21,978	19,954	20,372	20,642	20,558
Less cash and cash equivalents (M)	685	283	750	533	726	530	987	694
Net capitalization, excluding securitization debt (K-L-M)	20,079	20,541	20,649	21,445	19,228	19,842	19,655	19,864

Off-balance sheet liabilities (N)	601	600	599	595	650	647	645	604
Revolver capacity (O)	2,825	2,762	2,917	3,462	2,258	1,993	2,116	2,001
Gross liquidity (J+0)	3,510	3,045	3,667	3,995	2,984	2,523	3,103	2,695

(%)
Return on average invested capital – As-Reported (D/F)	6.0	6.2	4.8	5.5	7.7	7.7	8.2	8.0
Return on average invested capital – Operational ((D-E)/F)	7.2	7.4	6.0	6.6	7.9	7.9	8.2	8.0
Return on average common equity – As-Reported (C/G)	10.8	11.3	7.8	9.3	14.8	14.8	16.1	15.4
Return on average common equity – Operational ((C-E)/G)	13.6	14.2	10.7	12.2	15.3	15.2	16.1	15.6
Debt to capital ratio (H/K)	57.9	57.4	57.7	58.7	57.6	58.1	57.3	57.3
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	55.7	55.3	55.7	56.9	55.7	56.3	55.1	55.0
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	54.2	54.7	54.1	55.8	54.0	55.1	52.8	53.5
Net debt to net capital ratio including off-balance
sheet liabilities, excluding securitization debt ((H-I-J+N)/(K-L-M+N))	55.5	56.0	55.4	57.0	55.5	56.5	54.3	54.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Net Income (A)	943.0	1,106.5	812.4	691.6	587.8
Preferred dividends	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	293.1	280.4	303.4	284.3	261.6
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	1,253.4	1,404.2	1,133.2	993.3	866.7

Utility special items
Transmission business spin-merge expenses	(37)	-	-	-	-
Total special items (C)	(37)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	1,290.6	1,404.2	1,133.2	993.3	866.7
Operational earnings (A-C)	980.0	1,106.5	812.4	691.6	587.8
Average invested capital (D)	18,154	16,877	16,412	15,580	14,441
Average common equity (E)	7,991	7,462	7,109	6,828	6,618

Gross debt (F)	10,433	9,332	8,937	9,107	7,836
Less securitization debt (G)	974	1,071	931	838	310
Gross debt, excluding securitization debt (F-G)	9,459	8,262	8,006	8,269	7,526
Less cash and cash equivalents (H)	380	360	822	1,239	566
Net debt, excluding securitization debt (F-G-H)	9,079	7,902	7,185	7,030	6,960

Total capitalization (I)	19,010	17,298	16,457	16,367	14,794
Less securitization debt (J)	974	1,071	931	838	310
Total capitalization, excluding securitization debt (I-J)	18,036	16,227	15,526	15,529	14,484
Less cash and cash equivalents (K)	380	360	822	1,239	566
Net capitalization, excluding securitization debt (I-J-K)	17,656	15,867	14,704	14,290	13,918

(%)
Return on average invested capital – As-Reported (B/D)	6.9	8.3	6.9	6.4	6.0
Return on average invested capital – Operational ((B-C)/D)	7.1	8.3	6.9	6.4	6.0
Return on average common equity – As-Reported (A/E)	11.8	14.8	11.4	10.1	8.9
Return on average common equity – Operational ((A-C)/E)	12.3	14.8	11.4	10.1	8.9
Debt to capital ratio (F/I)	54.9	54.0	54.3	55.6	53.0
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	52.4	50.9	51.6	53.2	52.0
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	51.4	49.8	48.9	49.2	50.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q11-4Q12

($ millions)	1Q12	2Q12	3Q12	4Q12	1Q11	2Q11	3Q11	4Q11
As-Reported Net Income (A)	62.9	304.2	296.2	279.8	164.3	248.4	524.1	169.7
Less special items (B)	(6)	(10)	(11)	(11)	-	-	-	-
Operational earnings (A-B)	68.7	314.1	306.9	290.5	164.3	248.4	524.1	169.7

As-Reported Net Income-rolling 12 months (C)	1,005.1	1,060.9	832.9	943.0	838.1	860.6	1,051.2	1,106.5
Preferred dividends	17.3	17.3	17.3	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	283.8	285.3	291.2	293.1	298.0	287.2	283.3	280.4
As-Reported Net Income, rolling 12 months including preferred
dividends and tax-effected interest expense (D)	1,306.2	1,363.5	1,141.4	1,253.4	1,153.4	1,165.1	1,351.8	1,404.2

Special items in prior quarters	-	(6)	(16)	(26)	-	-	-	-
Special items in current quarter	(6)	(10)	(11)	(11)	-	-	-	-
Total special items (E)	(6)	(16)	(26)	(37)	-	-	-	-

Operational earnings, rolling 12 months including preferred
dividends and tax-effected interest expense (D-E)	1,312.0	1,379.2	1,167.8	1,290.6	1,153.4	1,165.1	1,351.8	1,404.2
Operational earnings, rolling 12 months (C-E)	1,010.9	1,076.6	859.3	980.1	838.1	860.6	1,051.2	1,106.5
Average invested capital (F)	17,092	17,340	17,845	18,154	16,583	16,682	16,923	16,877
Average common equity (G)	7,486	7,692	7,930	7,991	7,139	7,257	7,391	7,462

Gross debt (H)	9,520	9,429	9,837	10,433	9,131	9,305	9,432	9,332
Less securitization debt (I)	1,049	1,020	1,003	974	911	896	1,086	1,071
Gross debt, excluding securitization debt (H-I)	8,472	8,409	8,834	9,459	8,221	8,409	8,346	8,262
Less cash and cash equivalents (J)	416	173	545	380	439	226	467	360
Net debt, excluding securitization debt (H-I-J)	8,056	8,236	8,290	9,079	7,782	8,183	7,879	7,902

Total capitalization (K)	17,499	17,677	18,326	19,010	16,686	17,003	17,364	17,298
Less securitization debt (L)	1,049	1,020	1,003	974	911	896	1,086	1,071
Total capitalization, excluding securitization debt (K-L)	16,450	16,657	17,323	18,036	15,776	16,108	16,278	16,227
Less cash and cash equivalents (M)	416	173	545	380	439	226	467	360
Net capitalization, excluding securitization debt (K-L-M)	16,035	16,483	16,779	17,656	15,337	15,882	15,811	15,867

(%)
Return on average invested capital –
As-Reported (D/F)	7.6	7.9	6.4	6.9	7.0	7.0	8.0	8.3
Return on average invested capital –
Operational ((D-E)/F)	7.7	8.0	6.5	7.1	7.0	7.0	8.0	8.3
Return on average common equity –
As-Reported (C/G)	13.4	13.8	10.5	11.8	11.7	11.9	14.2	14.8
Return on average common equity –
Operational ((C-E)/G)	13.5	14.0	10.8	12.3	11.7	11.9	14.2	14.8
Debt to capital ratio (H/K)	54.4	53.3	53.7	54.9	54.7	54.7	54.3	54.0
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	51.5	50.5	51.0	52.4	52.1	52.2	51.3	50.9
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	50.2	50.0	49.4	51.4	50.7	51.5	49.8	49.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Earnings (A)	145.5	158.0	165.7	60.0	40.3
Preferred dividends	6.9	6.9	6.9	6.9	6.9
Tax-effected interest expense	49.5	49.7	54.9	54.9	52.0
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	201.9	214.6	227.6	121.8	99.2

Special items
Transmission business spin-merge expenses	(13)	-	-	-	-
Total special items (C)	(13)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	214.9	214.6	227.6	121.8	99.2
Operational earnings (A-C)	158.5	158.0	165.7	60.0	40.3
Average invested capital (D)	3,665	3,460	3,385	3,291	3,102
Average invested capital, excluding securitization (E)	3,557	3,341	3,323	3,291	3,102
Average common equity (F)	1,512	1,424	1,408	1,406	1,392

Gross debt (G)	2,162	1,911	1,928	1,793	1,745
Less securitization debt (H)	102	114	124	-	-
Gross debt, excluding securitization debt (G-H)	2,060	1,797	1,804	1,793	1,745
Less cash and cash equivalents (I)	35	23	106	86	40
Net debt, excluding securitization debt (G-H-I)	2,026	1,775	1,698	1,707	1,705

Total capitalization (J)	3,858	3,472	3,448	3,321	3,261
Less securitization debt (K)	102	114	124	-	-
Total capitalization, excluding securitization debt (J-K)	3,756	3,358	3,324	3,321	3,261
Less cash and cash equivalents (L)	35	23	106	86	40
Net capitalization, excluding securitization debt (J-K-L)	3,722	3,335	3,218	3,235	3,221

(%)
Return on average invested capital – As-Reported (B/D)	5.5	6.2	6.7	3.7	3.2
Return on average invested capital – Operational ((B-C)/E)	6.0	6.4	6.8	3.7	3.2
Return on average common equity – As-Reported (A/F)	9.6	11.1	11.8	4.3	2.9
Return on average common equity – Operational ((A-C)/F)	10.5	11.1	11.8	4.3	2.9
Debt to capital ratio (G/J)	56.0	55.0	55.9	54.0	53.5
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	54.8	53.5	54.3	54.0	53.5
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	54.4	53.2	52.8	52.8	52.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Earnings (A)	158.2	200.8	173.5	152.5	131.1
Preferred dividends	0.8	0.8	0.8	0.8	0.8
Tax-effected interest expense	49.2	49.7	60.2	70.7	78.1
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	208.2	251.3	234.6	224.0	210.0

Special items
Transmission business spin-merge expenses	(5)	-	-	-	-
Total special items (C)	(5)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	212.8	251.3	234.6	224.0	210.0
Operational earnings (A-C)	162.8	200.8	173.5	152.5	131.1
Average invested capital (D)	2,888	2,962	3,122	3,344	3,618
Average invested capital, excluding assumption debt (E)	2,888	2,962	3,039	2,875	2,693
Average common equity (F)	1,348	1,389	1,429	1,348	1,284

Gross debt (G)	1,517	1,542	1,584	1,783	2,188
Less assumption debt (H)	-	-	-	168	770
Gross debt, excluding assumption debt (G-H)	1,517	1,542	1,584	1,615	1,418
Less cash and cash equivalents (I)	36	25	155	144	49
Net debt, excluding assumption debt (G-H-I)	1,482	1,517	1,429	1,471	1,369

Total capitalization (J)	2,900	2,876	3,049	3,196	3,491
Less assumption debt (K)	-	-	-	168	770
Total capitalization, excluding assumption debt (J-K)	2,900	2,876	3,049	3,028	2,721
Less cash and cash equivalents (L)	36	25	155	144	49
Net capitalization, excluding assumption debt (J-K-L)	2,865	2,851	2,893	2,884	2,672

(%)
Return on average invested capital – As-Reported (B/D)	7.2	8.5	7.5	6.7	5.8
Return on average invested capital – Operational ((B-C)/E)	7.4	8.5	7.7	7.8	7.8
Return on average common equity – As-Reported (A/F)	11.7	14.5	12.1	11.3	10.2
Return on average common equity – Operational ((A-C)/F)	12.1	14.5	12.1	11.3	10.2
Debt to capital ratio (G/J)	52.3	53.6	52.0	55.8	62.7
Debt to capital ratio, excluding assumption debt ((G-H)/(J-K))	52.3	53.6	52.0	53.3	52.1
Net debt to net capital ratio, excluding assumption debt ((G-H-I)/(J-K-L))	51.7	53.2	49.4	51.0	51.2

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Net Income (A)	42.0	80.8	66.2	63.8	57.9
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	57.2	56.0	56.5	63.9	48.0
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	99.2	136.8	122.7	127.7	105.9

Special items
Transmission business spin-merge expenses	(5)	-	-	-	-
Total special items (C)	(5)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	103.8	136.8	122.7	127.7	105.9
Operational earnings (A-C)	46.6	80.8	66.2	63.8	57.9
Average invested capital (D)	2,524	2,530	2,493	2,374	2,331
Average invested capital, excluding securitization and equity infusion from parent (E)	1,804	1,752	1,670	1,799	1,936
Average common equity (F)	877	862	834	872	952
Average common equity, excluding equity infusion from parent returned beginning of 08 (G)	877	862	834	872	877

Gross debt (H)	1,618	1,677	1,659	1,658	1,345
Less securitization debt (I)	690	750	807	838	310
Gross debt, excluding securitization debt (H-I)	928	927	852	820	1,035
Less cash and cash equivalents (J)	60	65	35	201	2
Net debt, excluding securitization debt (H-I-J)	867	862	817	619	1,033

Total capitalization (K)	2,472	2,576	2,484	2,503	2,245
Less securitization debt (L)	690	750	807	838	310
Less equity infusion from parent returned beginning of 08 (M)	-	-	-	-	-
Total capitalization, excluding securitization and equity infusion from parent (K-L-M)	1,782	1,827	1,676	1,664	1,935
Less cash and cash equivalents (N)	60	65	35	201	2
Net capitalization, excluding securitization and equity infusion from parent (K-L-M-N)	1,722	1,762	1,641	1,463	1,933

(%)
Return on average invested capital – As-Reported (B/D)	3.9	5.4	4.9	5.4	4.5
Return on average invested capital – Operational ((B-C)/E)	5.5	7.8	7.3	7.1	5.5
Return on average common equity – As-Reported (A/F)	4.8	9.4	7.9	7.3	6.1
Return on average common equity – Operational ((A-C)/G)	5.3	9.4	7.9	7.3	6.6
Debt to capital ratio (H/K)	65.4	65.1	66.8	66.3	59.9
Debt to capital ratio, excluding securitization and equity infusion from parent ((H-I)/(K-L-M))	52.2	50.8	50.8	49.3	53.5
Net debt to net capital ratio, excluding securitization and equity infusion from parent ((H-I-J)/(K-L-M-N))	50.4	48.9	49.8	42.3	53.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Earnings (A)	274.1	467.0	224.5	225.9	150.6
Preferred dividends	7.0	7.0	7.0	7.0	7.0
Tax-effected interest expense	72.9	61.2	62.5	52.7	51.1
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	354.0	535.2	294.0	285.6	208.7

Special items
Transmission business spin-merge expenses	(7)	-	-	-	-
Total special items (C)	(7)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	360.6	535.2	294.0	285.6	208.7
Operational earnings (A-C)	280.7	467.0	224.5	225.9	150.6
Average invested capital (D)	5,406	4,414	3,890	3,491	2,958
Average invested capital, excluding securitization (E)	5,212	4,311	3,890	3,491	2,958
Average members’ equity (F)	2,718	2,251	1,924	1,710	1,531

Gross debt (G)	2,881	2,297	1,830	1,902	1,462
Less securitization debt (H)	182	207	-	-	-
Gross debt, excluding securitization debt (G-H)	2,699	2,090	1,830	1,902	1,462
Less cash and cash equivalents (I)	30	1	123	152	139
Net debt, excluding securitization debt (G-H-I)	2,669	2,089	1,707	1,750	1,323

Total capitalization (J)	5,951	4,862	3,967	3,813	3,170
Less securitization debt (K)	182	207	-	-	-
Total capitalization, excluding securitization debt (J-K)	5,770	4,655	3,967	3,813	3,170
Less cash and cash equivalents (L)	30	1	123	152	139
Net capitalization, excluding securitization debt (J-K-L)	5,740	4,654	3,844	3,662	3,031

(%)
Return on average invested capital – As-Reported (B/D)	6.5	12.1	7.6	8.2	7.1
Return on average invested capital – Operational ((B-C)/E)	6.9	12.4	7.6	8.2	7.1
Return on average members’ equity – As-Reported (A/F)	10.1	20.7	11.7	13.2	9.8
Return on average members’ equity – Operational ((A-C)/F)	10.3	20.7	11.7	13.2	9.8
Debt to capital ratio (G/J)	48.4	47.2	46.1	49.9	46.1
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	46.8	44.9	46.1	49.9	46.1
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	46.5	44.9	44.4	47.8	43.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Earnings (A)	43.9	105.9	82.5	76.5	58.4
Preferred dividends	2.8	2.8	2.8	2.8	2.8
Tax-effected interest expense	34.0	29.5	32.1	30.5	27.7
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	80.8	138.3	117.4	109.9	88.9

Special items
Transmission business spin-merge expenses	(8)	-	-	-	-
Total special items (C)	(8)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	88.3	138.3	117.4	109.9	88.9
Operational earnings (A-C)	51.4	105.9	82.5	76.5	58.4
Average invested capital (D)	1,963	1,720	1,609	1,509	1,418
Average common equity (E)	858	784	714	681	664

Gross debt (F)	1,178	931	839	852	703
Less cash and cash equivalents (G)	53	-	1	91	1
Net debt (F-G)	1,125	931	837	760	702

Total capitalization (H)	2,108	1,817	1,622	1,596	1,422
Less cash and cash equivalents (I)	53	-	1	91	1
Net capitalization (H-I)	2,055	1,817	1,621	1,505	1,421

(%)
Return on average invested capital – As-Reported (B/D)	4.1	8.0	7.3	7.3	6.3
Return on average invested capital – Operational ((B-C)/D)	4.5	8.0	7.3	7.3	6.3
Return on average common equity – As-Reported (A/E)	5.1	13.5	11.6	11.2	8.8
Return on average common equity – Operational ((A-C)/E)	6.0	13.5	11.6	11.2	8.8
Debt to capital ratio (F/H)	55.9	51.2	51.7	53.4	49.4
Net debt to net capital ratio ((F-G)/(H-I))	54.7	51.2	51.7	50.5	49.4

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Earnings (A)	16.1	35.0	30.1	29.5	33.4
Preferred dividends	0.9	1.0	1.0	1.0	1.0
Tax-effected interest expense	6.8	6.7	7.9	10.4	12.7
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	23.8	42.7	39.0	40.9	47.0

Special items
Transmission business spin-merge expenses	(1)	-	-	-	-
Total special items (C)	(1)	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	24.7	42.7	39.0	40.9	47.0
Operational earnings (A-C)	17.0	35.0	30.1	29.5	33.4
Average invested capital (D)	390	371	436	499	500
Average common equity (E)	188	185	197	207	192

Gross debt (F)	196	167	167	272	273
Less cash and cash equivalents (G)	9	10	55	191	137
Net debt (F-G)	187	157	112	81	136

Total capitalization (H)	412	367	375	497	501
Less cash and cash equivalents (I)	9	10	55	191	137
Net capitalization (H-I)	402	358	320	306	364

(%)
Return on average invested capital – As-Reported (B/D)	6.1	11.5	8.9	8.2	9.4
Return on average invested capital – Operational ((B-C)/D)	6.3	11.5	8.9	8.2	9.4
Return on average common equity – As-Reported (A/E)	8.5	19.0	15.3	14.3	17.4
Return on average common equity – Operational ((A-C)/E)	9.0	19.0	15.3	14.3	17.4
Debt to capital ratio (F/H)	47.7	45.3	44.6	54.8	54.5
Net debt to net capital ratio ((F-G)/(H-I))	46.5	43.8	35.1	26.5	37.3
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
As-Reported Net Income (A)	111.9	64.2	82.6	48.9	91.1
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	23.4	25.5	29.9	26.7	33.9
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	135.3	89.7	112.5	75.6	125.0

Special items
Transmission business spin-merge expenses	-	-	-	-	-
Total special items (C)	-	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	135.3	89.7	112.5	75.6	125.0
Operational earnings (A-C)	111.9	64.2	82.6	48.9	91.1
Average invested capital (D)	1,602	1,614	1,666	1,703	1,750
Average common equity (E)	817	806	821	843	859

Gross debt (F)	824	747	869	820	899
Less cash and cash equivalents (G)	84	185	264	264	103
Net debt (F-G)	740	562	605	556	796

Total capitalization (H)	1,657	1,548	1,681	1,650	1,755
Less cash and cash equivalents (I)	84	185	264	264	103
Net capitalization (H-I)	1,573	1,362	1,417	1,386	1,652

(%)
Return on average invested capital – As-Reported (B/D)	8.4	5.6	6.8	4.4	7.1
Return on average invested capital – Operational ((B-C)/D)	8.4	5.6	6.8	4.4	7.1
Return on average common equity – As-Reported (A/E)	13.7	8.0	10.1	5.8	10.6
Return on average common equity – Operational ((A-C)/E)	13.7	8.0	10.1	5.8	10.6
Debt to capital ratio (F/H)	49.7	48.3	51.7	49.7	51.2
Net debt to net capital ratio ((F-G)/(H-I))	47.1	41.2	42.7	40.1	48.2

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012
($ millions)	2012	2011	2010	2009	2008
As-Reported Net Income (A)	40.4	488.6	447.4	606.7	786.7
Preferred dividends	-	3.3	2.7	2.6	2.7
Tax-effected interest expense	11.0	20.3	63.2	72.0	79.6
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	51.4	512.2	513.3	681.3	869.0

Special items
Vermont Yankee asset impairment	(223.5)	-	-	-	-
Nuclear alignment	-	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	(100.7)	(44.0)	-
Total special items (C)	(223.5)	-	(100.7)	(44.0)	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	274.9	512.2	614.0	725.3	869.0
Operational earnings (A-C)	263.9	488.6	548.1	650.7	786.7
Average invested capital (D)	5,513	5,627	5,378	4,956	4,610
Average common equity (E)	5,328	5,029	4,252	3,589	3,190

Gross debt (F)	111	204	851	1,228	1,333
Less cash and cash equivalents (G)	141	323	454	453	459
Net debt (F-G)	(30)	(119)	397	775	874

Total capitalization (H)	5,341	5,685	5,569	5,187	4,724
Less cash and cash equivalents (I)	141	323	454	453	459
Net capitalization (H-I)	5,201	5,362	5,115	4,734	4,265

(%)
Return on average invested capital – As-Reported (B/D)	0.9	9.1	9.5	13.7	18.8
Return on average invested capital – Operational ((B-C)/D)	5.0	9.1	11.4	14.6	18.8
Return on average common equity – As-Reported (A/E)	0.8	9.7	10.5	16.9	24.7
Return on average common equity – Operational ((A-C)/E)	5.0	9.7	12.9	18.1	24.7
Debt to capital ratio (F/H)	2.1	3.6	15.3	23.7	28.2
Net debt to net capital ratio ((F-G)/(H-I))	(0.6)	(2.2)	7.8	16.4	20.5
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q11-4Q12

($ millions)	1Q12	2Q12	3Q12	4Q12	1Q11	2Q11	3Q11	4Q11
For the quarter:
As-Reported Net Income (A)	(176.0)	70.8	86.8	58.9	113.8	98.2	121.6	155.0
Less special items (B)	(223.5)	-	-	-	-	-	-	-
Operational earnings (A-B)	47.5	70.8	86.8	58.9	113.8	98.2	121.6	155.0

As-Reported Net Income, rolling 12 months (C)	198.9	171.4	136.6	40.4	481.1	485.3	475.2	488.6
Preferred dividends	2.6	1.9	1.2	-	2.7	2.7	2.7	3.3
Tax-effected interest expense	18.6	16.7	12.7	11.0	31.6	26.2	23.4	20.3
As-Reported Net Income, rolling
12 months including preferred
dividends and tax-effected interest
expense (D)	220.1	190.0	150.6	51.4	515.4	514.2	501.3	512.2

Special items in prior quarters		(223.5)	(223.5)	(223.5)	(46.4)	(31.9)	(6.7)	-
Special items in current quarter	(223.5)	-	-	-	-	-	-	-
Total special items (E)	(223.5)	(223.5)	(223.5)	(223.5)	(46.4)	(31.9)	(6.7)	-

Operational earnings, rolling 12 months including
preferred dividends and tax-effected interest
expense (D-E)	443.6	413.4	374.0	274.9	561.8	546.1	508.1	512.2
Operational earnings, rolling 12 months (C-E)	422.4	394.9	360.1	263.9	527.5	517.2	481.9	488.6
Average invested capital (F)	5,626	5,603	5,552	5,513	5,517	5,449	5,685	5,627
Average common equity (G)	5,155	5,167	5,136	5,328	4,491	4,536	4,858	5,029

Gross debt (H)	207	137	127	111	650	648	618	204
Less cash and cash equivalents (I)	260	106	192	141	266	299	508	323
Net debt (H-I)	(53)	31	(65)	(30)	384	349	111	(119)

Total capitalization (J)	5,657	5,499	5,377	5,341	5,595	5,706	5,727	5,685
Less cash and cash equivalents (K)	260	106	192	141	266	299	508	323
Net capital (J-K)	5,397	5,393	5,184	5,201	5,329	5,408	5,220	5,363

(%)
Return on average invested capital –
As-Reported (D/F)	3.9	3.4	2.7	0.9	9.3	9.4	8.8	9.1
Return on average invested capital –
Operational ((D-E)/F)	7.9	7.4	6.7	5.0	10.2	10.0	8.9	9.1
Return on average common equity –
As-Reported (C/G)	3.9	3.3	2.7	0.8	10.7	10.7	9.8	9.7
Return on average common equity –
Operational ((C-E)/G)	8.2	7.6	7.0	5.0	11.7	11.4	9.9	9.7
Debt to capital ratio (H/J)	3.7	2.5	2.4	2.1	11.6	11.4	10.8	3.6
Net debt to net capital ratio ((H-I)/(J-K))	(1.0)	0.6	(1.2)	(0.6)	7.2	6.5	2.1	(2.2)
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES OPERATIONAL ADJUSTED EBITDA – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q11-4Q12

($ millions)	1Q12	2Q12	3Q12	4Q12	1Q11	2Q11	3Q11	4Q11
Net Income	(176)	71	87	59	114	99	122	156
Add back: interest expense	6	5	3	3	9	9	10	6
Add back: income tax expense	(92)	47	57	50	81	18	59	18
Add back: depreciation and amortization	51	48	29	47	43	44	45	46
Subtract: interest and investment income	31	27	20	28	22	24	24	29
Add back: decommissioning expense	30	(17)	29	30	28	28	29	(4)
Subtract: other than temporary impairments	-	-	-	-	-	-	-	-
Adjusted EBITDA	(212)	127	185	161	253	174	241	193

Add back: special items	356	-	-	-	-	-	-	-

Operational adjusted EBITDA	144	127	185	161	253	174	241	193
Certain prior year data has been reclassified to conform with current year presentation.

ENTERGY WHOLESALE COMMODITIES OPERATIONAL ADJUSTED EBITDA – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2008-2012

($ millions)	2012	2011	2010	2009	2008
Net Income	40	492	450	609	789
Add back: interest expense	18	33	103	117	129
Add back: income tax expense	61	176	248	287	214
Add back: depreciation and amortization	176	179	163	152	137
Subtract: interest and investment income	105	99	142	168	107
Add back: decommissioning expense	72	81	107	99	94
Subtract: other than temporary impairments	-	-	(1)	(86)	(50)
Adjusted EBITDA	262	862	931	1,182	1,306

Add back: special items	356	-	117	48	-

Operational adjusted EBITDA	618	862	1,048	1,230	1,306
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	ENTERGY COMMON STOCK PRICES
Entergy’s quarterly earnings results, webcasts, presentations, and other	The high and low trading prices for each quarterly period in 2012 and 2011
news and information of investor interest may be obtained by visiting the	were as follows (in dollars):
investor information page on Entergy’s corporate website at entergy.com			2012		2011
or calling Entergy's Investor Relations information line at	QUARTER		HIGH	LOW	HIGH	LOW
1-888-ENTERGY (368-3749).	1		73.66	66.23	74.50	64.72
	2		68.20	62.97	70.40	65.15
INVESTOR RELATIONS	3		74.50	67.07	69.14	57.60
Security analysts, portfolio managers, and other members of the financial	4		72.98	61.55	74.00	62.66
community may contact:
Paula Waters	DIVIDEND PAYMENTS
Vice President, Investor Relations	The Board of Directors declares dividends quarterly and sets the record and
Telephone: 504-576-4380	payment dates. Subject to Board discretion, those dates for 2013 are:
E–mail: pwater1@entergy.com
	DECLARATION DATE			RECORD DATE		PAYMENT DATE
SHAREHOLDER ACCOUNT INFORMATION	February 1			February 14		March 1
Wells Fargo Shareowner Services is Entergy’s transfer agent,	April 17			May 9		June 3
registrar, dividend disbursing agent, and dividend reinvestment	July 26			August 8		September 3
and stock purchase plan agent. Shareholders of record with	October 25			November 7		December 2
questions about lost certificates, lost or missing dividend checks
or notifications of change of address should contact:	Quarterly dividend payments (in cents-per-share):
Wells Fargo Shareowner Services
P.O. Box 64874	QUARTER	2013	2012	2011	2010	2009
St. Paul, MN 55164-0874	1	83	83	83	75	75
Phone: 1-855-854-1360	2	83	83	83	83	75
Internet: www.shareowneronline.com	3		83	83	83	75
	4		83	83	83	75
CORPORATE GOVERNANCE
Entergy’s Corporate Governance Guidelines, Board Committee Charters	PREFERRED STOCK DIVIDEND PAYMENTS
for the Corporate Governance, Audit, and Personnel Committees, and	The board of directors for each preferred stock issuer declares preferred
Entergy’s Code of Conduct may be accessed electronically by selecting	dividends quarterly and sets the record and payment dates. Subject to
the investor information page on Entergy’s corporate website at	their discretion, those dates for 2013 and 2014 are:
entergy.com.

ADDITIONAL INFORMATION	UTILITY OPERATING COMPANY			RECORD DATE		PAYMENT DATE
For copies of the above Corporate Governance documents, Entergy’s	Entergy Arkansas, Inc.			12/20/12		1/2/13
10-K and 10-Q reports filed with the Securities and Exchange				3/20/13		4/1/13
Commission, or for other investor information, call 1-888-ENTERGY				6/20/13		7/1/13
or write to:				9/20/13		10/1/13
Entergy Corporation				12/20/13		1/2/14
Investor Relations				3/20/14		4/1/14
P.O. Box 61000				6/20/14		7/1/14
New Orleans, LA 70161				9/22/14		10/1/14
	Entergy Gulf States Louisiana, L.L.C.			2/28/13		3/15/13
COMMON STOCK INFORMATION				5/31/13		6/17/13
The company’s common stock is listed on the New York and Chicago				8/30/13		9/16/13
exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy				11/29/13		12/16/13
share price is reported daily in the financial press under “Entergy” in				2/28/14		3/17/14
most listings of New York Stock Exchange securities. Entergy common				5/30/14		6/16/14
stock is a component of the following indices: S&P 500, S&P Utilities				8/29/14		9/15/14
Index, Philadelphia Utility Index and the NYSE Composite Index,				11/28/14		12/15/14
among others.	Entergy Louisiana, LLC			2/28/13		3/15/13
				5/31/13		6/17/13
As of January 31, 2013, there were 178,092,521 shares of Entergy				8/30/13		9/16/13
common stock outstanding. Shareholders of record totaled				11/29/13		12/16/13
32,959, and approximately 117,000 investors held Entergy stock in				2/28/14		3/17/14
“street name” through a broker.				5/30/14		6/16/14
				8/29/14		9/15/14
CERTIFICATIONS				11/28/14		12/15/14
In May 2012, Entergy’s Chief Executive Officer certified to the	Entergy Mississippi, Inc.			1/21/13		2/1/13
New York Stock Exchange that he was not aware of any violation				4/22/13		5/1/13
of the NYSE corporate governance listing standards. Also, Entergy				7/22/13		8/1/13
filed certifications regarding the quality of the company’s public				10/21/13		11/1/13
disclosure, required by Section 302 of the Sarbanes-Oxley Act of				1/20/14		2/3/14
2002, as exhibits to its Report on Form 10-K for the fiscal year ended				4/21/14		5/1/14
December 31, 2012.				7/21/14		8/1/14
				10/20/14		11/3/14
	Entergy New Orleans, Inc.			12/20/12		1/2/13
				3/20/13		4/1/13
				6/20/13		7/1/13
				9/20/13		10/1/13
				12/20/13		1/2/14
				3/20/14		4/1/14
				6/20/14		7/1/14
				9/22/14		10/1/14